UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2008

*	This Form N-CSR pertains to the following series of the Registrant: MFS Emerging Markets Debt Fund, MFS New Endeavor Fund, and MFS Strategic Value Fund. The remaining series of the Registrant other than the MFS Floating Rate High Income Fund have a fiscal year end of May 31. The MFS Floating Rate High Income Fund has a fiscal year end of August 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® New Endeavor Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

7/31/08

NEF-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

September 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
North American Energy Partners, Inc.	2.3%
Exterran Holdings, Inc.	1.9%
Max Capital Group Ltd.	1.8%
Helix Energy Solutions Group, Inc.	1.8%
Mack-Cali Realty Corp., REIT	1.6%
Conceptus, Inc.	1.6%
Advanced Medical Optics, Inc.	1.5%
Viewpoint Financial Group	1.5%
Dresser-Rand Group, Inc.	1.5%
Kennametal, Inc.	1.4%

Equity sectors
Financial Services	17.1%
Technology	16.3%
Industrial Goods & Services	13.9%
Health Care	11.8%
Energy	10.6%
Retailing	7.4%
Leisure	4.8%
Utilities & Communications	3.7%
Special Products & Services	3.2%
Consumer Staples	3.0%
Basic Materials	2.8%
Autos & Housing	2.2%
Transportation	1.6%

Percentages are based on net assets as of 7/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2008, Class A shares of the MFS New Endeavor Fund provided a total return of -7.54%, at net asset value. This compares with a return of -8.28% for the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding modestly during the second quarter due to the fiscal stimulus. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the height of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. However, whatever comfort was taken in the credit markets, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

3

Management Review – continued

Contributors to Performance

Driven by strong stock selection, the retailing sector boosted performance relative to the S&P SmallCap 600 Index. Apparel retailer Urban Outfitters (aa)(g) was among the fund’s top contributors. Shares of the clothing retailer climbed after the company posted quarterly revenues that exceeded expectations. This was helped by an increase in same-store sales at the company’s Anthropologie chain and at the smaller Free People division. Not holding poor-performing footwear company Crocs also had a positive impact on results.

Positive security selection in the special products and services sector bolstered relative results. Our holdings in for-profit education company Apollo Group (aa) contributed to relative performance. Shares of Apollo Group surged during the period due to an increase in quarterly profits as revenue jumped from an increase in enrollment.

Stock selection and, to a lesser extent, an overweighted position in the industrial goods and services sector also contributed to relative returns. Industrial machinery manufacturer Bucyrus International (aa) and Titan International (aa)(g), a global supplier of wheel and tire assemblies for off-highway vehicles, were strong relative contributors in this sector. Rising global commodity prices and higher demand for a number of mined commodities fueled the market for Bucyrus International’s heavy machines and helped to increase profits during the reporting period.

Several standout energy stocks also benefited relative results. These included oil and gas exploration and production company McMoRan Exploration (aa)(g), coal mining company CONSOL Energy (aa)(g), and Natural Gas Services Group (aa)(g), a provider of compression equipment to the natural gas industry. Elsewhere, video game maker UBISOFT (aa)(g) and banking operator New York Community Bancorp (aa) also aided relative returns.

Detractors from Performance

Stock selection in the heath care sector detracted from the fund’s relative performance. Medical equipment company Aspect Medical Systems (aa)(g), medical device makers, Advanced Medical Optics (aa) and NxStage Medical (aa), were top detractors in this sector. Aspect Medical Systems shares fell after a medicine journal study challenged the effectiveness of Aspect’s Bispectral Index, which is a product that helps surgeons monitor patients under anesthesia. The study concluded that the Bispectral Index is no more effective than older products at preventing anesthesia awareness.

Security selection in the technology sector also hindered relative results. Flash memory storage products maker Sandisk (aa) and telecommunications equipment provider Sonus Networks (aa) were among the top detractors over the reporting period. SanDisk’s shares were hurt by sharply decreasing earnings which were related to acquisitions and higher costs.

4

Management Review – continued

Stock selection in the energy sector held back relative performance. Not owning strong-performing coal producer Massey Energy and oil and gas exploration and production company Cabot Oil & Gas Corp., had a negative impact on results as these stocks outperformed the benchmark considerably.

Elsewhere, Dayton Superior Corp. (aa), a supplier of concrete strengthening and forming products, and finance firm Euro Dekania (aa) held back relative returns. Not owning positive performer FLIR Systems, a thermal imaging firm, also hurt results.

Respectfully,

Camille Lee

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested indirectly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	9/29/00	(7.54)%	7.42%	5.99%
B	1/02/02	(8.17)%	6.72%	5.42%
C	1/02/02	(8.17)%	6.71%	5.41%
I	1/02/02	(7.18)%	7.79%	6.32%
R1	4/01/05	(8.18)%	6.88%	5.65%
R2 (formerly Class R3 shares)	10/31/03	(7.71)%	7.09%	5.79%
R3 (formerly Class R4 shares)	4/01/05	(7.56)%	7.38%	5.97%
R4 (formerly Class R5 shares)	4/01/05	(7.24)%	7.60%	6.11%

Comparative benchmarks

S&P SmallCap 600 Index (f)	(8.28)%	10.92%	7.93%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(12.86)%	6.15%	5.19%
B With CDSC (Declining over six years from 4% to 0%) (x)	(11.04)%	6.45%	5.42%
C With CDSC (1% for 12 months) (x)	(8.89)%	6.71%	5.41%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, September 29, 2000 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s SmallCap 600 Index – a market capitalization-weighted index designed to measure the performance of 600 stocks that are generally considered representative of small-sized U.S. companies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

7

Performance Summary – continued

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2008 through July 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 through July 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/08	Ending Account Value 7/31/08	Expenses Paid During Period (p) 2/01/08-7/31/08
A	Actual	1.40%	$1,000.00	$1,005.21	$6.98
	Hypothetical (h)	1.40%	$1,000.00	$1,017.90	$7.02
B	Actual	2.05%	$1,000.00	$1,002.20	$10.21
	Hypothetical (h)	2.05%	$1,000.00	$1,014.67	$10.27
C	Actual	2.05%	$1,000.00	$1,001.10	$10.20
	Hypothetical (h)	2.05%	$1,000.00	$1,014.67	$10.27
I	Actual	1.05%	$1,000.00	$1,007.08	$5.24
	Hypothetical (h)	1.05%	$1,000.00	$1,019.64	$5.27
R1	Actual	2.07%	$1,000.00	$1,002.21	$10.30
	Hypothetical (h)	2.07%	$1,000.00	$1,014.57	$10.37
R2 (formerly R3)	Actual	1.56%	$1,000.00	$1,004.28	$7.77
	Hypothetical (h)	1.56%	$1,000.00	$1,017.11	$7.82
R3 (formerly R4)	Actual	1.30%	$1,000.00	$1,005.22	$6.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.40	$6.52
R4 (formerly R5)	Actual	1.00%	$1,000.00	$1,006.19	$4.99
	Hypothetical (h)	1.00%	$1,000.00	$1,019.89	$5.02

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 2.05%; the actual expenses paid during the period would have been approximately $10.21; and the hypothetical expenses paid during the period would have been approximately $10.27.

10

PORTFOLIO OF INVESTMENTS

7/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Apparel Manufacturers - 0.8%
Quiksilver, Inc. (a)	130,820	$1,003,389

Biotechnology - 0.5%
Affymetrix, Inc. (a)	83,850	$660,738

Brokerage & Asset Managers - 1.8%
Affiliated Managers Group, Inc. (a)	9,304	$803,866
KKR Private Equity Investors LP, IEU	55,257	733,260
Waddell & Reed Financial, Inc., “A”	19,000	634,600

		$2,171,726
Business Services - 0.8%
Syntel, Inc.	29,140	$960,163

Computer Software - 5.0%
ACI Worldwide, Inc. (a)	33,590	$657,020
CommVault Systems, Inc. (a)	86,510	1,317,547
MicroStrategy, Inc., “A” (a)	21,150	1,278,306
MSC Software Corp. (a)	77,615	977,949
Synopsys, Inc. (a)	46,160	1,108,763
VeriSign, Inc. (a)	25,050	815,127

		$6,154,712
Construction - 2.2%
Dayton Superior Corp. (a)	145,850	$291,700
Pulte Homes, Inc.	51,080	623,687
Sherwin-Williams Co.	14,940	795,555
Stanley Works	23,480	1,044,390

		$2,755,332
Consumer Goods & Services - 3.2%
Apollo Group, Inc., “A” (a)	6,930	$431,670
ITT Educational Services, Inc. (a)	13,280	1,176,342
Kimberly-Clark de Mexico S.A. de C.V., “A”	151,800	654,303
New Oriental Education & Technology Group, Inc., ADR (a)	20,260	1,418,200
Physicians Formula Holdings, Inc. (a)	30,170	281,486

		$3,962,001

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 2.7%
Anixter International, Inc. (a)	17,210	$1,170,796
Baldor Electric Co.	30,700	1,045,335
WESCO International, Inc. (a)	29,190	1,099,004

		$3,315,135
Electronics - 6.1%
ARM Holdings PLC, ADR	241,040	$1,366,697
Flextronics International Ltd. (a)	130,512	1,165,472
Hittite Microwave Corp. (a)	53,790	1,716,977
Intersil Corp., “A”	56,350	1,359,726
Mellanox Technologies Ltd. (a)	47,840	611,874
RF Micro Devices, Inc. (a)	295,240	965,435
SanDisk Corp. (a)	29,493	415,851

		$7,602,032
Energy - Independent - 3.0%
Arena Resources, Inc. (a)	14,700	$601,377
EXCO Resources, Inc. (a)	11,900	309,995
Foundation Coal Holdings, Inc.	7,970	473,418
Kodiak Oil & Gas Corp. (a)	97,090	324,281
Peabody Energy Corp.	9,100	615,615
Penn Virginia Corp.	5,200	315,900
Sandridge Energy, Inc. (a)	10,840	529,968
St. Mary Land & Exploration Co.	13,900	591,584

		$3,762,138
Engineering - Construction - 5.3%
Foster Wheeler Ltd. (a)	20,720	$1,176,274
KHD Humboldt Wedag International Ltd. (a)	51,350	1,361,289
North American Energy Partners, Inc. (a)	154,690	2,798,342
Team, Inc. (a)	33,630	1,227,831

		$6,563,736
Food & Beverages - 2.2%
Dean Foods Co. (a)	29,100	$619,830
Hain Celestial Group, Inc. (a)	44,970	1,175,516
J.M. Smucker Co.	19,730	961,640

		$2,756,986
Gaming & Lodging - 1.7%
Morgans Hotel Group Co. (a)	57,990	$840,275
Pinnacle Entertainment, Inc. (a)	36,630	413,919
WMS Industries, Inc. (a)	31,150	877,807

		$2,132,001

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 1.8%
99 Cents Only Stores (a)	67,770	$453,381
Family Dollar Stores, Inc.	49,970	1,164,301
Stage Stores, Inc.	41,700	617,994

		$2,235,676
Health Maintenance Organizations - 0.4%
eHealth, Inc. (a)	29,780	$432,406

Insurance - 5.1%
Allied World Assurance Co. Holdings Ltd.	16,330	$679,491
Employers Holdings, Inc.	76,340	1,360,379
First American Corp.	23,890	602,028
Max Capital Group Ltd.	97,610	2,290,907
Protective Life Corp.	39,950	1,436,602

		$6,369,407
Internet - 1.4%
Greenfield Online, Inc. (a)	27,790	$384,614
Omniture, Inc. (a)	42,530	737,896
TechTarget, Inc. (a)	90,120	638,951

		$1,761,461
Leisure & Toys - 0.2%
THQ, Inc. (a)	17,910	$271,874

Machinery & Tools - 5.9%
Actuant Corp., “A”	35,660	$1,086,204
Bucyrus International, Inc., “A”	20,850	1,459,709
GEA Group AG	41,760	1,377,514
Kennametal, Inc.	58,850	1,751,376
Timken Co.	50,460	1,666,189

		$7,340,992
Medical & Health Technology & Services - 3.6%
IDEXX Laboratories, Inc. (a)	30,940	$1,655,290
LCA-Vision, Inc.	40,400	237,552
Medassets, Inc. (a)	18,260	276,091
MWI Veterinary Supply, Inc. (a)	47,450	1,662,648
VCA Antech, Inc. (a)	21,970	640,206

		$4,471,787

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 7.3%
ABIOMED, Inc. (a)	41,420	$734,377
Advanced Medical Optics, Inc. (a)	109,320	1,897,795
Align Technology, Inc. (a)	63,360	634,234
AngioDynamics, Inc. (a)	38,700	614,556
Conceptus, Inc. (a)	114,510	1,954,686
Cooper Cos., Inc.	44,670	1,505,379
NxStage Medical, Inc. (a)	173,120	685,555
Thoratec Corp. (a)	55,940	1,049,434

		$9,076,016
Metals & Mining - 1.9%
Century Aluminum Co. (a)	23,520	$1,397,558
Cleveland-Cliffs, Inc.	9,010	976,774

		$2,374,332
Natural Gas - Distribution - 0.5%
Equitable Resources, Inc.	10,780	$563,255

Natural Gas - Pipeline - 0.6%
El Paso Corp.	43,540	$780,672

Network & Telecom - 3.0%
NICE Systems Ltd., ADR	56,010	$1,655,656
Polycom, Inc. (a)	49,490	1,167,964
Sonus Networks, Inc. (a)	254,000	922,020

		$3,745,640
Oil Services - 7.6%
Cal Dive International, Inc. (a)	39,900	$427,329
Dresser-Rand Group, Inc. (a)	47,830	1,822,323
Dril-Quip, Inc. (a)	23,240	1,258,214
Exterran Holdings, Inc. (a)	41,040	2,316,298
Helix Energy Solutions Group, Inc. (a)	70,350	2,246,276
TETRA Technologies, Inc. (a)	73,940	1,399,684

		$9,470,124
Other Banks & Diversified Financials - 5.5%
Center Financial Corp.	126,020	$1,386,220
East West Bancorp, Inc.	65,070	774,984
Encore Bancshares, Inc. (a)	39,830	677,110
Euro Dekania Ltd. (a)(z)	88,160	670,134
New York Community Bancorp, Inc.	34,050	565,911
TCF Financial Corp.	66,850	852,338
Viewpoint Financial Group	115,020	1,861,024

		$6,787,721

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Personal Computers & Peripherals - 0.8%
Nuance Communications, Inc. (a)	65,140	$1,010,973

Real Estate - 4.7%
American Capital Agency Corp.	97,430	$1,523,805
Apartment Investment & Management, “A”, REIT	21,720	742,172
Kilroy Realty Corp., REIT	35,210	1,612,970
Mack-Cali Realty Corp., REIT	52,460	2,013,415

		$5,892,362
Restaurants - 2.9%
P.F. Chang’s China Bistro, Inc. (a)	53,870	$1,400,620
Peet’s Coffee & Tea, Inc. (a)	27,920	544,161
Red Robin Gourmet Burgers, Inc. (a)	33,450	830,564
Texas Roadhouse, Inc., “A” (a)	92,260	856,173

		$3,631,518
Specialty Chemicals - 0.9%
Airgas, Inc.	19,680	$1,127,270

Specialty Stores - 4.8%
Advance Auto Parts, Inc.	16,940	$696,065
AnnTaylor Stores Corp. (a)	29,200	658,460
Citi Trends, Inc. (a)	26,810	620,115
Dick’s Sporting Goods, Inc. (a)	71,330	1,251,842
Ethan Allen Interiors, Inc.	20,660	518,566
O’Reilly Automotive, Inc. (a)	38,530	984,056
Pier 1 Imports, Inc. (a)	133,360	493,432
Zumiez, Inc. (a)	53,580	790,841

		$6,013,377
Telephone Services - 0.2%
Embarq Corp.	5,450	$249,447

Trucking - 1.6%
J.B. Hunt Transport Services, Inc.	21,980	$812,820
Old Dominion Freight Lines, Inc. (a)	31,610	1,160,087

		$1,972,907
Utilities - Electric Power - 2.4%
CMS Energy Corp.	93,267	$1,259,105
Northeast Utilities	45,460	1,143,774
Westar Energy, Inc.	27,140	599,245

		$3,002,124
Total Common Stocks (Identified Cost, $132,283,772)		$122,381,430

15

Portfolio of Investments – continued

Repurchase Agreements - 1.2%
Issuer	Shares/Par	Value ($)

Merrill Lynch & Co., 2.19%, dated 7/31/08, due 8/01/08, total to be received $1,439,088 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,439,000	$1,439,000
Total Investments (Identified Cost, $133,722,772) (k)		$123,820,430

Other Assets, Less Liabilities - 0.4%		493,820
Net Assets - 100.0%		$124,314,250

(a)	Non-income producing security.
(k)	As of July 31, 2008, the fund had one security that was fair valued, aggregating $670,134 and 0.54% of market value, in accordance with the policies adopted by the Board of Trustees.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07	$1,158,069	$670,134
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $133,722,772)	$123,820,430
Cash	701,167
Receivable for investments sold	2,001,706
Receivable for fund shares sold	119,486
Interest and dividends receivable	87,810
Other assets	966
Total assets		$126,731,565
Liabilities
Payable for investments purchased	$1,999,989
Payable for fund shares reacquired	174,390
Payable to affiliates
Investment adviser	61,105
Management fee	5,005
Shareholder servicing costs	62,476
Distribution and service fees	3,834
Administrative services fee	148
Payable for independent trustees’ compensation	783
Accrued expenses and other liabilities	109,585
Total liabilities		$2,417,315
Net assets		$124,314,250
Net assets consist of
Paid-in capital	$140,343,220
Unrealized appreciation (depreciation) on investments	(9,902,342)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(6,126,628)
Net assets		$124,314,250
Shares of beneficial interest outstanding		13,156,479

17

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$73,545,686
Shares outstanding	7,631,259
Net asset value per share		$9.64
Offering price per share (100/94.25 × net asset value per share)		$10.23
Class B shares
Net assets	$23,646,707
Shares outstanding	2,598,353
Net asset value and offering price per share		$9.10
Class C shares
Net assets	$15,536,039
Shares outstanding	1,706,604
Net asset value and offering price per share		$9.10
Class I shares
Net assets	$2,069,002
Shares outstanding	207,799
Net asset value, offering price, and redemption price per share		$9.96
Class R1 shares
Net assets	$1,383,906
Shares outstanding	152,815
Net asset value, offering price, and redemption price per share		$9.06
Class R2 shares (formerly Class R3 shares)
Net assets	$5,636,966
Shares outstanding	600,402
Net asset value, offering price, and redemption price per share		$9.39
Class R3 shares (formerly Class R4 shares)
Net assets	$2,436,364
Shares outstanding	253,137
Net asset value, offering price, and redemption price per share		$9.62
Class R4 shares (formerly Class R5 shares)
Net assets	$59,580
Shares outstanding	6,110
Net asset value, offering price, and redemption price per share		$9.75

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$1,376,642
Interest	41,233
Foreign taxes withheld	(2,685)
Total investment income		$1,415,190
Expenses
Management fee	$1,197,345
Distribution and service fees	889,610
Shareholder servicing costs	314,172
Administrative services fee	32,626
Retirement plan administration and services fees	7,875
Independent trustees’ compensation	7,284
Custodian fee	64,772
Shareholder communications	46,266
Auditing fees	37,264
Legal fees	4,622
Miscellaneous	114,235
Total expenses		$2,716,071
Fees paid indirectly	(2,851)
Reduction of expenses by investment adviser	(139,934)
Net expenses		$2,573,286
Net investment loss		$(1,158,096)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$1,426,839
Written option transactions	14,750
Foreign currency transactions	1,724
Net realized gain (loss) on investments and foreign currency transactions		$1,443,313
Change in unrealized appreciation (depreciation) on investments		$(12,834,296)
Net realized and unrealized gain (loss) on investments		$(11,390,983)
Change in net assets from operations		$(12,549,079)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 7/31
	2008	2007
Change in net assets
From operations
Net investment loss	$(1,158,096)	$(1,368,393)
Net realized gain (loss) on investments and foreign currency transactions	1,443,313	44,229,920
Net unrealized gain (loss) on investments and foreign currency translation	(12,834,296)	1,869,614
Change in net assets from operations	$(12,549,079)	$44,731,141
Distributions declared to shareholders
From net realized gain on investments
Class A	$(22,185,996)	$(26,953,743)
Class B	(7,294,107)	(8,450,571)
Class C	(4,605,166)	(4,785,754)
Class I	(485,333)	(410,844)
Class R (b)	(495,769)	(2,077,964)
Class R1	(293,821)	(188,629)
Former Class R2 (b)	(233,480)	(134,319)
Class R2 (formerly Class R3)	(849,727)	(566,129)
Class R3 (formerly Class R4)	(531,919)	(264,498)
Class R4 (formerly Class R5)	(13,277)	(10,421)
Total distributions declared to shareholders	$(36,988,595)	$(43,842,872)
Change in net assets from fund share transactions	$(30,725,249)	$(65,281,309)
Total change in net assets	$(80,262,923)	$(64,393,040)
Net assets
At beginning of period	204,577,173	268,970,213
At end of period	$124,314,250	$204,577,173

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.17	$13.37	$13.86	$11.99	$10.53
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.05)	$(0.11)	$(0.13)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.73)	2.45	(0.22)	2.04	1.69
Total from investment operations	$(0.79)	$2.40	$(0.33)	$1.91	$1.54
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$(0.04)	$(0.08)
Net asset value, end of period	$9.64	$13.17	$13.37	$13.86	$11.99
Total return (%) (r)(s)(t)	(7.54)	19.27	(2.45)	15.92	14.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.47	1.47	1.44	1.45
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	1.40
Net investment loss	(0.51)	(0.36)	(0.78)	(1.00)	(1.18)
Portfolio turnover	106	137	139	88	93
Net assets at end of period (000 Omitted)	$73,546	$124,432	$166,388	$200,067	$122,682

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.66	$13.02	$13.58	$11.83	$10.42
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.13)	$(0.19)	$(0.21)	$(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	2.37	(0.21)	2.00	1.69
Total from investment operations	$(0.82)	$2.24	$(0.40)	$1.79	$1.46
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$(0.04)	$(0.05)
Net asset value, end of period	$9.10	$12.66	$13.02	$13.58	$11.83
Total return (%) (r)(s)(t)	(8.17)	18.47	(3.02)	15.12	13.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.12	2.12	2.09	2.10
Expenses after expense reductions (f)	2.05	2.05	2.05	2.05	2.05
Net investment loss	(1.16)	(1.01)	(1.43)	(1.66)	(1.82)
Portfolio turnover	106	137	139	88	93
Net assets at end of period (000 Omitted)	$23,647	$38,142	$49,920	$69,791	$64,612

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.66	$13.02	$13.59	$11.83	$10.42
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.13)	$(0.19)	$(0.21)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	2.37	(0.22)	2.01	1.67
Total from investment operations	$(0.82)	$2.24	$(0.41)	$1.80	$1.45
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$(0.04)	$(0.04)
Net asset value, end of period	$9.10	$12.66	$13.02	$13.59	$11.83
Total return (%) (r)(s)(t)	(8.17)	18.47	(3.09)	15.21	13.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.12	2.12	2.09	2.10
Expenses after expense reductions (f)	2.05	2.05	2.05	2.05	2.05
Net investment loss	(1.16)	(1.01)	(1.43)	(1.66)	(1.83)
Portfolio turnover	106	137	139	88	93
Net assets at end of period (000 Omitted)	$15,536	$24,370	$28,884	$40,546	$28,199

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 7/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$13.47	$13.58		$14.03	$12.10	$10.59
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.00	)(w)	$(0.06)	$(0.09)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)	2.49		(0.23)	2.06	1.71
Total from investment operations	$(0.77)	$2.49		$(0.29)	$1.97	$1.61
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)		$(0.16)	$(0.04)	$(0.10)
Net asset value, end of period	$9.96	$13.47		$13.58	$14.03	$12.10
Total return (%) (r)(s)	(7.18)	19.67		(2.13)	16.27	15.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.12		1.12	1.09	1.10
Expenses after expense reductions (f)	1.05	1.05		1.05	1.05	1.05
Net investment loss	(0.15)	(0.03)		(0.43)	(0.66)	(0.83)
Portfolio turnover	106	137		139	88	93
Net assets at end of period (000 Omitted)	$2,069	$2,520		$3,769	$13,735	$12,665

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.62	$12.99	$13.58	$12.40
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.15)	$(0.21)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)	2.38	(0.22)	1.27	(g)
Total from investment operations	$(0.82)	$2.23	$(0.43)	$1.18
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$—
Net asset value, end of period	$9.06	$12.62	$12.99	$13.58
Total return (%) (r)(s)	(8.18)	18.42	(3.24)	9.52	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.27	2.31	2.29	(a)
Expenses after expense reductions (f)	2.11	2.15	2.15	2.25	(a)
Net investment loss	(1.21)	(1.11)	(1.53)	(1.77	)(a)
Portfolio turnover	106	137	139	88
Net assets at end of period (000 Omitted)	$1,384	$1,386	$1,035	$55

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 7/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$12.92	$13.20	$13.73	$11.93	$11.81
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.09)	$(0.15)	$(0.17)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.72)	2.41	(0.22)	2.01	0.35
Total from investment operations	$(0.79)	$2.32	$(0.37)	$1.84	$0.21
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$(0.04)	$(0.09)
Net asset value, end of period	$9.39	$12.92	$13.20	$13.73	$11.93
Total return (%) (r)(s)	(7.71)	18.87	(2.77)	15.41	1.83	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.83	1.87	1.84	1.85	(a)
Expenses after expense reductions (f)	1.61	1.70	1.72	1.80	1.80	(a)
Net investment loss	(0.67)	(0.66)	(1.10)	(1.34)	(1.60	)(a)
Portfolio turnover	106	137	139	88	93
Net assets at end of period (000 Omitted)	$5,637	$3,265	$3,362	$3,115	$120

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.15	$13.36	$13.86	$12.62
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.06)	$(0.12)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	2.45	(0.22)	1.26	(g)
Total from investment operations	$(0.79)	$2.39	$(0.34)	$1.24
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$—
Net asset value, end of period	$9.62	$13.15	$13.36	$13.86
Total return (%) (r)(s)	(7.56)	19.19	(2.52)	9.83	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.51	1.52	1.44	(a)
Expenses after expense reductions (f)	1.36	1.45	1.45	1.40	(a)
Net investment loss	(0.45)	(0.45)	(0.81)	(0.90	)(a)
Portfolio turnover	106	137	139	88
Net assets at end of period (000 Omitted)	$2,436	$2,151	$2,354	$1,105

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.25	$13.41	$13.87	$12.62
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.02)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	2.46	(0.23)	1.28	(g)
Total from investment operations	$(0.76)	$2.44	$(0.30)	$1.25
Less distributions declared to shareholders
From net realized gain on investments	$(2.74)	$(2.60)	$(0.16)	$—
Net asset value, end of period	$9.75	$13.25	$13.41	$13.87
Total return (%) (r)(s)	(7.24)	19.53	(2.23)	9.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.22	1.22	1.19	(a)
Expenses after expense reductions (f)	1.10	1.15	1.15	1.15	(a)
Net investment loss	(0.19)	(0.11)	(0.52)	(0.62	)(a)
Portfolio turnover	106	137	139	88
Net assets at end of period (000 Omitted)	$60	$64	$54	$55

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Endeavor Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally

29

Notes to Financial Statements – continued

valued using an external pricing model that uses market data from a third party source. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to

30

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it

31

Notes to Financial Statements – continued

undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	250	14,750
Options closed	—	—
Options exercised	—	—
Options expired	(250)	(14,750)
Outstanding, end of period	—	$—

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to

32

Notes to Financial Statements – continued

the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record

33

Notes to Financial Statements – continued

interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	7/31/08	7/31/07
Ordinary income (including any short-term capital gains) (a)	$18,444,677	$13,640,447
Long-term capital gain (a)	18,543,918	30,202,425
Total distributions	$36,988,595	$43,842,872

(a)	Included in the fund’s distributions is $1,968,521 in excess of investment company taxable income and $1,332,770 in excess of long term capital gains.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/08
Cost of investments	$137,839,007
Gross appreciation	1,928,992
Gross depreciation	(15,947,569)
Net unrealized appreciation (depreciation)	$(14,018,577)
Post-October capital loss deferral	$(1,993,533)
Other temporary differences	(16,860)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized

34

Notes to Financial Statements – continued

and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended July 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended July 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, retirement plan administration and services, and certain other fees and expenses, such that operating expenses do not exceed 0.30% annually of the fund’s average daily net assets. This written agreement will continue through November 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended July 31, 2008, this reduction amounted to $139,126 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,006 for the year ended July 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a

35

Notes to Financial Statements – continued

service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$336,798
Class B	0.75%	0.25%	1.00%	1.00%	305,043
Class C	0.75%	0.25%	1.00%	1.00%	191,865
Class R (b)	0.25%	0.25%	0.50%	0.50%	11,670
Class R1	0.75%	0.25%	1.00%	0.86%	11,742
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	3,552
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	22,718
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	6,222
Total Distribution and Service Fees					$889,610

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2008 based on each class’ average daily net assets. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2008, were as follows:

Amount
Class A	$303
Class B	$39,519
Class C	$1,075

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2008, the fee was $105,762, which equated to 0.0663% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

36

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended July 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $208,410.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended July 31, 2008 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended July 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.20%	$2,786
Former Class R2 (b)	0.25%	—	—	0.15%	1,079
Class R2 (formerly Class R3)	0.15%	—	—	0.06%	2,505
Class R3 (formerly Class R4)	0.15%	—	—	0.06%	1,478
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	27
Total Retirement Plan Administration and Services Fees					$7,875

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

37

Notes to Financial Statements – continued

to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2008, the fee paid by the fund to Tarantino LLC was $1,117 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $808, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $169,262,425 and $238,180,883, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,832,013	$21,212,047	1,980,893	$26,801,585
Class B	180,450	1,875,117	320,571	4,139,062
Class C	248,057	2,605,203	376,357	4,839,308
Class I	220,594	2,951,713	71,247	979,417
Class R (b)	119,906	1,475,328	135,233	1,802,217
Class R1	78,302	811,316	125,688	1,579,362
Former Class R2 (b)	39,339	461,634	83,919	1,103,898
Class R2 (formerly Class R3)	476,373	5,043,708	298,852	3,819,387
Class R3 (formerly Class R4)	158,356	1,792,496	187,345	2,530,723
	3,353,390	$38,228,562	3,580,105	$47,594,959

38

Notes to Financial Statements – continued

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,892,340	$19,699,262	1,945,588	$24,008,624
Class B	680,291	6,714,473	633,000	7,539,033
Class C	416,527	4,111,117	350,467	4,174,065
Class I	44,797	480,673	31,602	398,188
Class R (b)	47,121	484,404	164,884	2,018,179
Class R1	29,921	293,821	15,878	188,629
Former Class R2 (b)	23,442	233,480	11,231	134,319
Class R2 (formerly Class R3)	83,717	849,727	46,667	566,079
Class R3 (formerly Class R4)	51,195	531,919	21,449	264,465
Class R4 (formerly Class R5)	1,263	13,277	841	10,421
	3,270,614	$33,412,153	3,221,607	$39,302,002
Shares reacquired
Class A	(5,544,231)	$(62,248,785)	(6,921,731)	$(93,725,290)
Class B	(1,276,271)	(13,204,569)	(1,775,084)	(23,204,463)
Class C	(882,900)	(9,312,582)	(1,020,450)	(13,417,927)
Class I	(244,628)	(3,238,574)	(193,325)	(2,702,135)
Class R (b)	(736,852)	(8,875,098)	(683,401)	(9,250,818)
Class R1	(65,275)	(681,440)	(111,370)	(1,396,154)
Former Class R2 (b)	(127,117)	(1,219,719)	(72,219)	(934,797)
Class R2 (formerly Class R3)	(212,332)	(2,308,218)	(347,580)	(4,527,156)
Class R3 (formerly Class R4)	(119,948)	(1,276,979)	(221,412)	(3,019,530)
	(9,209,554)	$(102,365,964)	(11,346,572)	$(152,178,270)
Net change
Class A	(1,819,878)	$(21,337,491)	(2,995,250)	$(42,915,081)
Class B	(415,530)	(4,614,979)	(821,513)	(11,526,368)
Class C	(218,316)	(2,596,262)	(293,626)	(4,404,554)
Class I	20,763	193,812	(90,476)	(1,324,530)
Class R (b)	(569,825)	(6,915,366)	(383,284)	(5,430,422)
Class R1	42,948	423,697	30,196	371,837
Former Class R2 (b)	(64,336)	(524,605)	22,931	303,420
Class R2 (formerly Class R3)	347,758	3,585,217	(2,061)	(141,690)
Class R3 (formerly Class R4)	89,603	1,047,436	(12,618)	(224,342)
Class R4 (formerly Class R5)	1,263	13,292	841	10,421
	(2,585,550)	$(30,725,249)	(4,544,860)	$(65,281,309)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a

39

Notes to Financial Statements – continued

credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended July 31, 2008, the fund’s commitment fee and interest expense were $505 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of

MFS New Endeavor Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Endeavor Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS New Endeavor Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 12, 2008

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (June 2007 to March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Camille Lee

47

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of MFS New Endeavor Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of the fund.

Number of Dollars
For	853,432.95
Against	0.00
Abstain	32,828.17

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

49

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

50

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the primary portfolio manager in 2006 and changes to the Fund’s strategy in 2006. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1.0 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective August 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

51

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

52

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

53

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $18,543,918 as capital gain dividends paid during the fiscal year.

54

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. ET

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. ET

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. ET

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Strategic Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

7/31/08

SVF-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

September 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Travelers Cos., Inc.	3.0%
TOTAL S.A., ADR	2.8%
Jarden Corp.	2.4%
Max Capital Group Ltd.	2.2%
WESCO International, Inc.	2.2%
Timken Co.	2.1%
Marathon Oil Corp.	2.0%
Wyndham Worldwide	2.0%
JPMorgan Chase & Co.	1.9%
Kennametal, Inc.	1.9%

Equity sectors
Financial Services	23.2%
Energy	14.3%
Utilities & Communications	12.6%
Health Care	10.8%
Industrial Goods & Services	8.5%
Autos & Housing	5.5%
Consumer Staples	5.5%
Leisure	5.4%
Technology	4.6%
Retailing	3.3%
Basic Materials	3.1%
Special Products & Services	2.3%

Percentages are based on net assets as of 7/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2008, Class A shares of the MFS Strategic Value Fund provided a total return of -19.73%, at net asset value. This compares with a return of -14.75% for the fund’s benchmark, the Russell 3000 Value Index. Effective December 1, 2007, the Russell 3000 Value Index became the fund’s benchmark because it is believed that it more closely corresponds to the investment objectives and policies of the fund. For the period August 1, 2007 to November 30, 2007, the fund’s benchmark was the Russell 1000 Value Index. The Russell 1000 Value Index generated a return of -15.15% for the twelve months ended July 31, 2008.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding modestly during the second quarter due to the fiscal stimulus. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the height of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. However, whatever comfort was taken in the credit markets, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices.

3

Management Review – continued

Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Detractors from Performance

Stock selection in the financial services sector was a principal factor in negative performance relative to the benchmark. Global financial services firm Bear Stearns, which was acquired by JPMorgan Chase effective May 30, 2008, and insurance company Conseco were among the fund’s largest detractors. Shares of Bear Stearns fell dramatically after JPMorgan announced it had purchased the company at a significant discount. The catalyst for the deal was Bear’s disclosure that it had serious liquidity problems and would be forced to declare bankruptcy that necessitated a rescue by JPMorgan Chase and the Federal Reserve Bank of New York. Conseco shares suffered after credit rating firms’ downgrades on concerns about the insurer’s financial health. In addition, we believe that the company’s subprime exposure, while limited, weighed on investors’ minds. Other detractors in the financial services sector included insurance and investment company Genworth Financial, electronic brokerage firm E*TRADE Financial (g), and insurance companies MBIA (g) and AMBAC Financial Group (g).

Although stock selection in the health care and basic materials sectors had a negative impact on relative performance, no individual stocks in either sector were among the top detractors.

Other stocks that held back relative results included global telecommunications equipment company Nortel Networks (aa)(g), department stores operator Macy’s, media titan New York Times (g), and home improvement products maker Masco (g).

Contributors to Performance

Stock selection in the autos and housing sector contributed to the fund’s relative performance over the reporting period. Positioning in homebuilding company D.R. Horton (g) boosted relative returns.

Other stocks that aided relative performance included food company General Mills and oil and gas companies Anadarko Petroleum (g) and Devon Energy. Shares of Devon Energy rose, in part, due to rising oil and natural gas prices and increases in production. Our positioning in poor-performing insurance firm American International Group (AIG) (g), and not owning financial services companies Citigroup, Wachovia, and Fannie Mae, aided relative results. Not holding diversified industrial conglomerate General Electric also helped.

Respectfully,

Gregory Locraft

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 7/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	3/17/98	(19.73)%	4.46%	8.22%
B	12/29/00	(20.31)%	3.77%	7.69%
C	12/29/00	(20.30)%	3.77%	7.69%
I	3/17/98	(19.43)%	4.83%	8.49%
R1	4/01/05	(20.30)%	3.93%	7.95%
R2 (formerly Class R3 shares)	10/31/03	(19.97)%	4.14%	8.05%
R3 (formerly Class R4 shares)	4/01/05	(19.72)%	4.44%	8.21%
R4 (formerly Class R5 shares)	4/01/05	(19.52)%	4.64%	8.31%

Comparative benchmarks

Russell 3000 Value Index (f)	(14.75)%	8.63%	5.32%
Russell 1000 Value Index (f)	(15.15)%	8.52%	5.06%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(24.34)%	3.23%	7.58%
B With CDSC (Declining over six years from 4% to 0%) (x)	(22.98)%	3.48%	7.69%
C With CDSC (1% for 12 months) (x)	(20.96)%	3.77%	7.69%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.

(x)	Assuming redemption at the end of the applicable period.

Effective December 1, 2007, the Russell 3000 Value Index replaced the Russell 1000 Value Index because MFS believes the Russell 3000 Value Index more broadly reflects the universe in which the fund may invest.

Benchmark Definitions

Russell 3000 Value Index – constructed to provide a comprehensive barometer for the value securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

7

Performance Summary – continued

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2008 through July 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 through July 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/08	Ending Account Value 7/31/08	Expenses Paid During Period (p) 2/01/08-7/31/08
A	Actual	1.30%	$1,000.00	$895.21	$6.13
	Hypothetical (h)	1.30%	$1,000.00	$1,018.40	$6.52
B	Actual	1.95%	$1,000.00	$892.22	$9.17
	Hypothetical (h)	1.95%	$1,000.00	$1,015.17	$9.77
C	Actual	1.95%	$1,000.00	$891.55	$9.17
	Hypothetical (h)	1.95%	$1,000.00	$1,015.17	$9.77
I	Actual	0.95%	$1,000.00	$897.20	$4.48
	Hypothetical (h)	0.95%	$1,000.00	$1,020.14	$4.77
R1	Actual	1.96%	$1,000.00	$892.27	$9.22
	Hypothetical (h)	1.96%	$1,000.00	$1,015.12	$9.82
R2 (formerly R3)	Actual	1.45%	$1,000.00	$893.94	$6.83
	Hypothetical (h)	1.45%	$1,000.00	$1,017.65	$7.27
R3 (formerly R4)	Actual	1.19%	$1,000.00	$895.44	$5.61
	Hypothetical (h)	1.19%	$1,000.00	$1,018.95	$5.97
R4 (formerly R5)	Actual	0.94%	$1,000.00	$896.52	$4.43
	Hypothetical (h)	0.94%	$1,000.00	$1,020.19	$4.72

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective March 1, 2008 the fund’s Class R1 retirement plan administration and services fee was terminated and the Class R1 distribution fee was increased (as described in Note 3 of the Notes to the Financial Statements). Had these fee changes been in effect throughout the entire six month period, the annualized expense ratio would have been 1.94%; the actual expenses paid during the period would have been approximately $9.13; and the hypothetical expenses paid during the period would have been approximately $9.72.

10

PORTFOLIO OF INVESTMENTS

7/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
Lockheed Martin Corp.	56,110	$5,853,955
Northrop Grumman Corp.	17,900	1,206,281

		$7,060,236
Automotive - 1.6%
Harley-Davidson, Inc.	156,050	$5,904,932

Biotechnology - 2.2%
Amgen, Inc. (a)	97,630	$6,114,567
Genzyme Corp. (a)	24,500	1,877,925

		$7,992,492
Broadcasting - 2.0%
Omnicom Group, Inc.	98,100	$4,187,889
Walt Disney Co.	105,400	3,198,890

		$7,386,779
Brokerage & Asset Managers - 1.6%
Deutsche Boerse AG	52,800	$6,018,051

Business Services - 2.3%
Fidelity National Information Services, Inc.	236,340	$4,478,643
Lender Processing Services, Inc. (a)	118,170	3,940,970

		$8,419,613
Chemicals - 2.1%
3M Co.	65,600	$4,617,584
PPG Industries, Inc.	53,400	3,238,176

		$7,855,760
Computer Software - 0.8%
Oracle Corp. (a)	88,400	$1,903,252
Synopsys, Inc. (a)	39,100	939,182

		$2,842,434
Computer Software - Systems - 1.5%
International Business Machines Corp.	43,380	$5,551,772

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 1.5%
Pulte Homes, Inc.	461,300	$5,632,473

Electrical Equipment - 2.2%
WESCO International, Inc. (a)	214,770	$8,086,091

Electronics - 2.3%
Flextronics International Ltd. (a)	747,460	$6,674,818
SanDisk Corp. (a)	128,500	1,811,850

		$8,486,668
Energy - Independent - 3.1%
Apache Corp.	50,450	$5,658,977
Devon Energy Corp.	59,140	5,611,795

		$11,270,772
Energy - Integrated - 9.2%
Chevron Corp.	73,300	$6,198,248
Exxon Mobil Corp.	68,720	5,527,150
Hess Corp.	44,210	4,482,894
Marathon Oil Corp.	149,130	7,377,461
TOTAL S.A., ADR	134,070	10,256,355

		$33,842,108
Engineering - Construction - 0.3%
North American Energy Partners, Inc. (a)	65,400	$1,183,086

Food & Beverages - 3.3%
General Mills, Inc.	57,230	$3,685,040
Hain Celestial Group, Inc. (a)	15,800	413,012
Nestle S.A.	133,350	5,841,359
PepsiCo, Inc.	31,000	2,063,360

		$12,002,771
Furniture & Appliances - 2.4%
Jarden Corp. (a)	367,430	$8,829,343

Gaming & Lodging - 3.4%
Royal Caribbean Cruises Ltd.	198,180	$5,049,626
Wyndham Worldwide	410,600	7,366,164

		$12,415,790

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 1.7%
Macy’s, Inc.	340,840	$6,411,200

Insurance - 13.3%
Allstate Corp.	131,100	$6,059,442
Aspen Insurance Holdings Ltd.	109,100	2,770,049
Conseco, Inc. (a)	626,632	5,251,176
Genworth Financial, Inc., “A”	438,730	7,006,518
Hartford Financial Services Group, Inc.	78,340	4,965,973
Max Capital Group Ltd.	348,860	8,187,744
MetLife, Inc.	72,000	3,655,440
Travelers Cos., Inc.	245,900	10,849,108

		$48,745,450
Machinery & Tools - 4.1%
Kennametal, Inc.	239,230	$7,119,485
Timken Co.	234,570	7,745,501

		$14,864,986
Major Banks - 6.6%
Bank of America Corp.	143,128	$4,708,911
Bank of New York Mellon Corp.	104,500	3,709,750
JPMorgan Chase & Co.	176,260	7,161,444
State Street Corp.	47,300	3,388,572
UnionBanCal Corp.	99,500	5,345,140

		$24,313,817
Medical & Health Technology & Services - 1.6%
DaVita, Inc. (a)	107,330	$5,994,381

Medical Equipment - 4.2%
Advanced Medical Optics, Inc. (a)	351,450	$6,101,172
Boston Scientific Corp. (a)	308,960	3,673,534
Cooper Cos., Inc.	113,100	3,811,470
Zimmer Holdings, Inc. (a)	24,200	1,667,622

		$15,253,798
Metals & Mining - 1.0%
Century Aluminum Co. (a)	63,190	$3,754,750

Natural Gas - Distribution - 1.0%
Sempra Energy	66,370	$3,727,339

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 1.3%
El Paso Corp.	64,200	$1,151,106
Williams Cos., Inc.	112,860	3,617,163

		$4,768,269
Oil Services - 2.0%
Halliburton Co.	38,300	$1,716,606
Helix Energy Solutions Group, Inc. (a)	57,600	1,839,168
Nabors Industries Ltd. (a)	57,500	2,096,450
Noble Corp.	35,300	1,831,011

		$7,483,235
Other Banks & Diversified Financials - 1.7%
East West Bancorp, Inc.	182,200	$2,170,002
Sovereign Bancorp, Inc.	419,100	3,989,832

		$6,159,834
Pharmaceuticals - 2.8%
Roche Holding AG	30,000	$5,537,411
Wyeth	115,340	4,673,577

		$10,210,988
Specialty Stores - 1.6%
Nordstrom, Inc.	76,200	$2,189,988
PetSmart, Inc.	169,600	3,851,616

		$6,041,604
Telecommunications - Wireless - 0.3%
America Movil S.A.B. de C.V., “L”, ADR	18,000	$908,820

Telephone Services - 3.4%
AT&T, Inc.	116,100	$3,577,041
Embarq Corp.	101,200	4,631,924
Verizon Communications, Inc.	128,485	4,373,629

		$12,582,594
Tobacco - 2.2%
Lorillard, Inc. (a)	26,800	$1,798,548
Philip Morris International, Inc.	123,842	6,396,439

		$8,194,987

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 6.6%
American Electric Power Co., Inc.	134,610	$5,317,095
CMS Energy Corp.	203,220	2,743,470
DPL, Inc.	143,750	3,648,375
NRG Energy, Inc. (a)	64,500	2,340,705
Pepco Holdings, Inc.	169,120	4,217,853
PG&E Corp.	153,460	5,912,814

		$24,180,312
Total Common Stocks (Identified Cost, $401,721,705)		$364,377,535

Repurchase Agreements - 1.5%
Merrill Lynch & Co., 2.19%, dated 7/31/08, due 8/1/08, total to be received $5,310,323 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$5,310,000	$5,310,000
Total Investments (Identified Cost, $407,031,705)		$369,687,535

Other Assets, Less Liabilities - (0.6)%		(2,153,442)
Net Assets - 100.0%		$367,534,093

(a)	Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $407,031,705)	$369,687,535
Cash	95
Receivable for investments sold	3,485,220
Receivable for fund shares sold	144,775
Interest and dividends receivable	215,054
Other assets	2,508
Total assets		$373,535,187
Liabilities
Payable for investments purchased	$3,161,360
Payable for fund shares reacquired	2,324,848
Payable to affiliates
Management fee	12,775
Shareholder servicing costs	269,953
Distribution and service fees	12,122
Administrative services fee	318
Payable for independent trustees’ compensation	2,674
Accrued expenses and other liabilities	217,044
Total liabilities		$6,001,094
Net assets		$367,534,093
Net assets consist of
Paid-in capital	$434,796,329
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(37,345,667)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(30,993,099)
Undistributed net investment income	1,076,530
Net assets		$367,534,093
Shares of beneficial interest outstanding		34,414,474

16

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$210,327,870
Shares outstanding	19,387,348
Net asset value per share		$10.85
Offering price per share (100/94.25 × net asset value per share)		$11.51
Class B shares
Net assets	$99,242,960
Shares outstanding	9,513,984
Net asset value and offering price per share		$10.43
Class C shares
Net assets	$42,649,325
Shares outstanding	4,083,717
Net asset value and offering price per share		$10.44
Class I shares
Net assets	$4,475,458
Shares outstanding	410,397
Net asset value, offering price, and redemption price per share		$10.91
Class R1 shares
Net assets	$1,196,505
Shares outstanding	116,511
Net asset value, offering price, and redemption price per share		$10.27
Class R2 shares (formerly Class R3 shares)
Net assets	$6,067,543
Shares outstanding	571,155
Net asset value, offering price, and redemption price per share		$10.62
Class R3 shares (formerly Class R4 shares)
Net assets	$3,525,020
Shares outstanding	326,800
Net asset value, offering price, and redemption price per share		$10.79
Class R4 shares (formerly Class R5 shares)
Net assets	$49,412
Shares outstanding	4,562
Net asset value, offering price, and redemption price per share		$10.83

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$9,969,649
Interest	222,449
Foreign taxes withheld	(105,477)
Total investment income		$10,086,621
Expenses
Management fee	$4,121,641
Distribution and service fees	3,284,517
Shareholder servicing costs	1,086,327
Administrative services fee	85,982
Retirement plan administration and services fees	9,369
Independent trustees’ compensation	19,540
Custodian fee	186,013
Shareholder communications	93,596
Auditing fees	45,800
Legal fees	11,447
Miscellaneous	152,263
Total expenses		$9,096,495
Fees paid indirectly	(12,959)
Reduction of expenses by investment adviser	(552,343)
Net expenses		$8,531,193
Net investment income		$1,555,428
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$5,662,566
Foreign currency transactions	(14,035)
Net realized gain (loss) on investments and foreign currency transactions		$5,648,531
Change in unrealized appreciation (depreciation)
Investments	$(127,057,504)
Translation of assets and liabilities in foreign currencies	(2,147)
Net unrealized gain (loss) on investments and foreign currency translation		$(127,059,651)
Net realized and unrealized gain (loss) on investments and foreign currency		$(121,411,120)
Change in net assets from operations		$(119,855,692)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2008	2007
Change in net assets
From operations
Net investment income	$1,555,428	$8,626,128
Net realized gain (loss) on investments and foreign currency transactions	5,648,531	112,984,547
Net unrealized gain (loss) on investments and foreign currency translation	(127,059,651)	28,115,236
Change in net assets from operations	$(119,855,692)	$149,725,911
Distributions declared to shareholders
From net investment income
Class A	$(1,524,972)	$(6,755,771)
Class B	—	(1,879,979)
Class C	—	(680,344)
Class I	(63,282)	(439,048)
Class R (b)	—	(200,356)
Class R1	(4,214)	(5,548)
Former Class R2 (b)	(2,063)	(2,435)
Class R2 (formerly Class R3)	(19,864)	(57,185)
Class R3 (formerly Class R4)	(21,766)	(42,704)
Class R4 (formerly Class R5)	(438)	(1,015)
Class 529A	—	(13,760)
Class 529B	—	(3,964)
Class 529C	—	(5,283)
From net realized gain on investments
Class A	(56,750,949)	(11,366,760)
Class B	(27,470,885)	(6,050,019)
Class C	(11,365,976)	(2,343,946)
Class I	(1,178,221)	(563,766)
Class R (b)	(374,464)	(361,748)
Class R1	(253,400)	(11,790)
Former Class R2 (b)	(99,683)	(4,694)
Class R2 (formerly Class R3)	(966,505)	(101,743)
Class R3 (formerly Class R4)	(667,005)	(65,076)
Class R4 (formerly Class R5)	(9,288)	(1,372)
Class 529A	—	(26,120)
Class 529B	—	(11,217)
Class 529C	—	(18,524)
Total distributions declared to shareholders	$(100,772,975)	$(31,014,167)

19

Statements of Changes in Net Assets – continued

	Years ended 7/31
	2008	2007
Change in net assets
Change in net assets from fund share transactions	$(159,284,661)	$(383,868,279)
Total change in net assets	$(379,913,328)	$(265,156,535)
Net assets
At beginning of period	747,447,421	1,012,603,956
At end of period (including undistributed net investment income of $1,076,530 and $1,181,762, respectively)	$367,534,093	$747,447,421

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.15	$14.23	$16.33	$14.61	$12.80
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.19	$0.08	$0.13	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.86)	2.33	(0.27)	2.25	1.77
Total from investment operations	$(2.79)	$2.52	$(0.19)	$2.38	$1.82
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.22)	$(0.05)	$(0.12)	$(0.01)
From net realized gain on investments	(2.44)	(0.38)	(1.86)	(0.54)	—
Total distributions declared to shareholders	$(2.51)	$(0.60)	$(1.91)	$(0.66)	$(0.01)
Net asset value, end of period	$10.85	$16.15	$14.23	$16.33	$14.61
Total return (%) (r)(s)(t)	(19.73)	17.90	(1.16)	16.41	14.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.35	1.39	1.38	1.34
Expenses after expense reductions (f)	1.31	1.25	1.29	1.28	1.29
Net investment income	0.53	1.22	0.51	0.86	0.33
Portfolio turnover	115	48	46	60	63
Net assets at end of period (000 Omitted)	$210,328	$427,966	$566,310	$838,660	$689,399

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.66	$13.80	$15.94	$14.30	$12.60
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.09	$(0.02)	$0.04	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.77)	2.27	(0.26)	2.17	1.74
Total from investment operations	$(2.79)	$2.36	$(0.28)	$2.21	$1.70
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$—	$(0.03)	$—
From net realized gain on investments	(2.44)	(0.38)	(1.86)	(0.54)	—
Total distributions declared to shareholders	$(2.44)	$(0.50)	$(1.86)	$(0.57)	$—
Net asset value, end of period	$10.43	$15.66	$13.80	$15.94	$14.30
Total return (%) (r)(s)(t)	(20.31)	17.20	(1.79)	15.57	13.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.00	2.04	2.03	2.00
Expenses after expense reductions (f)	1.96	1.90	1.94	1.93	1.95
Net investment income (loss)	(0.12)	0.61	(0.15)	0.24	(0.32)
Portfolio turnover	115	48	46	60	63
Net assets at end of period (000 Omitted)	$99,243	$204,071	$262,252	$406,076	$406,468

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.67	$13.80	$15.95	$14.29	$12.59
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.09	$(0.02)	$0.03	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.77)	2.27	(0.27)	2.19	1.74
Total from investment operations	$(2.79)	$2.36	$(0.29)	$2.22	$1.70
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$—	$(0.02)	$—
From net realized gain on investments	(2.44)	(0.38)	(1.86)	(0.54)	—
Total distributions declared to shareholders	$(2.44)	$(0.49)	$(1.86)	$(0.56)	$—
Net asset value, end of period	$10.44	$15.67	$13.80	$15.95	$14.29
Total return (%) (r)(s)(t)	(20.30)	17.22	(1.86)	15.64	13.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.00	2.04	2.03	2.00
Expenses after expense reductions (f)	1.96	1.90	1.94	1.93	1.95
Net investment income (loss)	(0.12)	0.59	(0.15)	0.23	(0.32)
Portfolio turnover	115	48	46	60	63
Net assets at end of period (000 Omitted)	$42,649	$85,417	$103,520	$176,356	$159,017

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.24	$14.32	$16.43	$14.69	$12.85
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.25	$0.13	$0.20	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(2.88)	2.34	(0.28)	2.24	1.79
Total from investment operations	$(2.76)	$2.59	$(0.15)	$2.44	$1.88
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.29)	$(0.10)	$(0.16)	$(0.04)
From net realized gain on investments	(2.44)	(0.38)	(1.86)	(0.54)	—
Total distributions declared to shareholders	$(2.57)	$(0.67)	$(1.96)	$(0.70)	$(0.04)
Net asset value, end of period	$10.91	$16.24	$14.32	$16.43	$14.69
Total return (%) (r)(s)	(19.43)	18.31	(0.85)	16.81	14.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.00	1.04	1.03	1.00
Expenses after expense reductions (f)	0.96	0.90	0.94	0.93	0.95
Net investment income	0.89	1.71	0.84	1.31	0.63
Portfolio turnover	115	48	46	60	63
Net assets at end of period (000 Omitted)	$4,475	$10,605	$56,874	$83,422	$43,766

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$15.50	$13.73	$15.93	$15.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.07	$(0.03)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.72)	2.26	(0.27)	0.68	(g)
Total from investment operations	$(2.75)	$2.33	$(0.30)	$0.67
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.18)	$(0.04)	$—
From net realized gain on investments	(2.44)	(0.38)	(1.86)	—
Total distributions declared to shareholders	$(2.48)	$(0.56)	$(1.90)	$—
Net asset value, end of period	$10.27	$15.50	$13.73	$15.93
Total return (%) (r)(s)	(20.30)	17.09	(1.93)	4.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.16	2.24	2.23	(a)
Expenses after expense reductions (f)	2.02	2.00	2.05	2.13	(a)
Net investment income (loss)	(0.20)	0.42	(0.22)	(0.17	)(a)
Portfolio turnover	115	48	46	60
Net assets at end of period (000 Omitted)	$1,197	$588	$300	$84

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 7/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$15.89	$14.03	$16.16	$14.53	$13.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.14	$0.03	$0.04	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.82)	2.31	(0.27)	2.26	1.36
Total from investment operations	$(2.78)	$2.45	$(0.24)	$2.30	$1.34
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.21)	$(0.03)	$(0.13)	$(0.03)
From net realized gain on investments	(2.44)	(0.38)	(1.86)	(0.54)	—
Total distributions declared to shareholders	$(2.49)	$(0.59)	$(1.89)	$(0.67)	$(0.03)
Net asset value, end of period	$10.62	$15.89	$14.03	$16.16	$14.53
Total return (%) (r)(s)	(19.97)	17.63	(1.52)	15.95	10.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.71	1.79	1.81	1.78	(a)
Expenses after expense reductions (f)	1.52	1.55	1.61	1.71	1.73	(a)
Net investment income (loss)	0.32	0.91	0.20	0.23	(0.18	)(a)
Portfolio turnover	115	48	46	60	63
Net assets at end of period (000 Omitted)	$6,068	$4,533	$3,468	$2,580	$362

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.09	$14.20	$16.32	$15.59
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.19	$0.08	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(2.85)	2.33	(0.28)	0.69	(g)
Total from investment operations	$(2.78)	$2.52	$(0.20)	$0.73
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.25)	$(0.06)	$—
From net realized gain on investments	(2.44)	(0.38)	(1.86)	—
Total distributions declared to shareholders	$(2.52)	$(0.63)	$(1.92)	$—
Net asset value, end of period	$10.79	$16.09	$14.20	$16.32
Total return (%) (r)(s)	(19.72)	17.90	(1.20)	4.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.40	1.44	1.42	(a)
Expenses after expense reductions (f)	1.27	1.30	1.34	1.32	(a)
Net investment income	0.55	1.18	0.59	0.68	(a)
Portfolio turnover	115	48	46	60
Net assets at end of period (000 Omitted)	$3,525	$3,976	$2,336	$52

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 7/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$16.14	$14.23	$16.34	$15.59
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.23	$0.12	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.86)	2.34	(0.28)	0.70	(g)
Total from investment operations	$(2.75)	$2.57	$(0.16)	$0.75
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.28)	$(0.09)	$—
From net realized gain on investments	(2.44)	(0.38)	(1.86)	—
Total distributions declared to shareholders	$(2.56)	$(0.66)	$(1.95)	$—
Net asset value, end of period	$10.83	$16.14	$14.23	$16.34
Total return (%) (r)(s)	(19.52)	18.24	(0.93)	4.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.14	1.13	(a)
Expenses after expense reductions (f)	1.00	1.00	1.04	1.03	(a)
Net investment income	0.84	1.44	0.77	0.98	(a)
Portfolio turnover	115	48	46	60
Net assets at end of period (000 Omitted)	$49	$61	$52	$52

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily

29

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

30

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

31

Notes to Financial Statements – continued

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for

32

Notes to Financial Statements – continued

financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

	7/31/08	7/31/07
Ordinary income (including any short-term capital gains)	$26,546,034	$14,353,913
Long-term capital gain	74,226,941	16,660,254
Total distributions	$100,772,975	$31,014,167

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/08
Cost of investments	$411,401,117
Gross appreciation	15,121,358
Gross depreciation	(56,834,940)
Net unrealized appreciation (depreciation)	$(41,713,582)
Undistributed ordinary income	1,076,530
Post-October capital loss deferral	(26,556,831)
Other temporary differences	(68,353)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

33

Notes to Financial Statements – continued

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended July 31, 2008, this waiver amounted to $549,552 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2008 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $24,613 for the year ended July 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,111,331
Class B	0.75%	0.25%	1.00%	1.00%	1,484,120
Class C	0.75%	0.25%	1.00%	1.00%	622,044
Class R (b)	0.25%	0.25%	0.50%	0.50%	12,982
Class R1	0.75%	0.25%	1.00%	0.85%	10,716
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	2,204
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	31,376
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	9,744
Total Distribution and Service Fees					$3,284,517

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2008 based on each class’ average daily net assets. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a

34

Notes to Financial Statements – continued

shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2008, were as follows:

Amount
Class A	$40
Class B	$192,325
Class C	$4,966

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2008, the fee was $327,833, which equated to 0.0598% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $758,494.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended July 31, 2008 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended July 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

35

Notes to Financial Statements – continued

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.21%	$2,604
Former Class R2 (b)	0.25%	—	—	0.14%	612
Class R2 (formerly Class R3)	0.15%	—	—	0.06%	3,610
Class R3 (formerly Class R4)	0.15%	—	—	0.06%	2,518
Class R4 (formerly Class R5)	0.10%	—	—	0.05%	25
Total Retirement Plan Administration and Services Fees					$9,369

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2008, the fee paid by the fund to Tarantino LLC was $3,878 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $2,791, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $629,870,953 and $873,485,973, respectively.

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,385,939	$59,594,897	6,050,895	$96,348,742
Class B	411,620	5,316,966	630,372	9,641,687
Class C	331,788	4,251,158	343,814	5,295,484
Class I	409,181	6,361,448	100,107	1,573,213
Class R (b)	89,478	1,317,278	135,838	2,112,084
Class R1	109,374	1,569,530	57,820	877,866
Former Class R2 (b)	38,567	535,701	25,230	391,101
Class R2 (formerly Class R3)	516,174	6,662,039	355,295	5,603,800
Class R3 (formerly Class R4)	171,146	2,322,242	372,696	6,022,478
Class 529A (c)	—	—	4,083	62,939
Class 529B (c)	—	—	3,861	56,441
Class 529C (c)	—	—	3,375	49,552
	6,463,267	$87,931,259	8,083,386	$128,035,387
Shares issued to shareholders in reinvestment of distributions
Class A	4,222,274	$54,340,667	1,099,550	$16,966,060
Class B	2,031,708	25,254,130	481,622	7,229,150
Class C	784,823	9,763,196	170,075	2,556,223
Class I	70,120	905,242	34,425	532,852
Class R (b)	23,058	296,069	35,467	544,774
Class R1	21,047	257,614	1,165	17,339
Former Class R2 (b)	8,212	101,746	475	7,129
Class R2 (formerly Class R3)	78,159	986,369	10,432	158,560
Class R3 (formerly Class R4)	53,852	688,771	7,012	107,780
Class R4 (formerly Class R5)	758	9,726	155	2,386
Class 529A (c)	—	—	2,603	39,881
Class 529B (c)	—	—	1,026	15,181
Class 529C (c)	—	—	1,604	23,807
	7,294,011	$92,603,530	1,845,611	$28,201,122

37

Notes to Financial Statements – continued

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(15,714,323)	$(204,860,115)	(20,464,711)	$(319,077,193)
Class B	(5,964,583)	(74,879,643)	(7,084,769)	(107,864,707)
Class C	(2,483,428)	(31,644,689)	(2,562,727)	(38,549,204)
Class I	(721,840)	(10,770,226)	(3,453,459)	(51,166,165)
Class R (b)	(722,004)	(10,581,746)	(631,969)	(10,042,253)
Class R1	(51,816)	(663,341)	(42,945)	(661,732)
Former Class R2 (b)	(74,865)	(873,962)	(10,185)	(155,721)
Class R2 (formerly Class R3)	(308,522)	(3,669,313)	(327,568)	(5,169,435)
Class R3 (formerly Class R4)	(145,381)	(1,876,415)	(297,045)	(4,749,328)
Class 529A (c)	—	—	(82,934)	(1,304,696)
Class 529B (c)	—	—	(31,713)	(484,055)
Class 529C (c)	—	—	(58,076)	(880,299)
	(26,186,762)	$(339,819,450)	(35,048,101)	$(540,104,788)
Net change
Class A	(7,106,110)	$(90,924,551)	(13,314,266)	$(205,762,391)
Class B	(3,521,255)	(44,308,547)	(5,972,775)	(90,993,870)
Class C	(1,366,817)	(17,630,335)	(2,048,838)	(30,697,497)
Class I	(242,539)	(3,503,536)	(3,318,927)	(49,060,100)
Class R (b)	(609,468)	(8,968,399)	(460,664)	(7,385,395)
Class R1	78,605	1,163,803	16,040	233,473
Former Class R2 (b)	(28,086)	(236,515)	15,520	242,509
Class R2 (formerly Class R3)	285,811	3,979,095	38,159	592,925
Class R3 (formerly Class R4)	79,617	1,134,598	82,663	1,380,930
Class R4 (formerly Class R5)	758	9,726	155	2,386
Class 529A (c)	—	—	(76,248)	(1,201,876)
Class 529B (c)	—	—	(26,826)	(412,433)
Class 529C (c)	—	—	(53,097)	(806,940)
	(12,429,484)	$(159,284,661)	(25,119,104)	$(383,868,279)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(c)	Class 529A, Class 529B, and Class 529C shares closed on March 30, 2007.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated

38

Notes to Financial Statements – continued

among the participating funds at the end of each calendar quarter. For the year ended July 31, 2008, the fund’s commitment fee and interest expense were $1,705 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Strategic Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Strategic Value Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 12, 2008

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (June 2007 to March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Gregory Locraft

46

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Class R1 shares of MFS Strategic Value Fund, which was held on February 15, 2008, the following actions were taken:

Item 1: To approve an amendment to the current Master Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to Class R1 shares of the fund.

Number of Dollars
For	851,861.72
Against	0.00
Abstain	45,238.90

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or

48

Board Review of Investment Advisory Agreement – continued

fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

49

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including changes to the Fund’s portfolio management team in 2007 and changes made to the portfolio construction process since December 2006. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS’ settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”). The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include including securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of

51

Board Review of Investment Advisory Agreement – continued

the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: The advisory fee reduction required by the NYAG Settlement with respect to the Fund will expire on February 28, 2009. At the time MFS entered into the NYAG Settlement, MFS also agreed with the Board that it would not eliminate such advisory fee reduction without the Board’s consent. Following discussions between MFS and the Board at the contract review meetings, MFS and the Board agreed that the advisory fee reduction will remain in effect following February 28, 2009. As a result, the Fund’s effective advisory fee rate will continue to be 0.65% of the Fund’s average daily net assets and may not be modified without the consent of the Board. In addition, effective December 1, 2008, MFS will observe an expense limitation for the Fund, which may not be modified by MFS without the consent of the Board.

In addition, MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

52

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $76,094,727 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 71.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. ET

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. ET

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. ET

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Emerging Markets Debt Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

7/31/08

EMD-ANN

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

September 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Emerging Market Debt	95.8%
U.S. Treasury Securities	5.1%
High Yield Corporates	0.3%

Credit quality of bonds (r)
AA	0.6%
A	4.3%
BBB	31.2%
BB	40.6%
B	17.3%
CCC	0.3%
Not Rated	5.7%

Portfolio facts
Average Duration (d)(i)	6.8
Average Life (i)(m)	11.4 yrs.
Average Maturity (i)(m)	12.3 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BB+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
Brazil	19.6%
Mexico	12.5%
Russia	11.1%
Turkey	8.4%
Venezuela	7.0%
Philippines	6.3%
Indonesia	4.0%
Uruguay	3.9%
Argentina	3.8%
Other Countries	23.4%

Portfolio Composition – continued

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 7/31/08.

From time to time “Cash & Other Net Assets” may be negative due to the timing of cash receipts and/or the equivalent exposure of any derivative holdings.

Percentages are based on net assets as of 7/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2008, Class A shares of the MFS Emerging Markets Debt Fund provided a total return of 5.48%, at net asset value. This compares with a return of 7.23% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding modestly during the second quarter due to the fiscal stimulus. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the height of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. However, whatever comfort was taken in the credit markets, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates

Management Review – continued

as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Detractors from Performance

The fund’s bond selection in Russian securities was the primary detractor from performance relative to the JPMorgan Emerging Markets Bond Index Global. Greater relative exposure to debt in Argentina further dampened relative returns. Investments in the Mexico, Lebanon, Venezuela, and Kazakhstan markets also held back relative performance.

Contributors to Performance

Our selection in Uruguay securities helped boost the fund’s relative returns over the reporting period. The fund’s underweighted positions in the debt of Pakistan also aided relative results.

Respectfully,

Ward Brown Portfolio Manager	Matthew Ryan Portfolio Manager

Note to Shareholders: On April 1, 2008, Ward Brown became a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	3/17/98	5.48%	11.16%	13.48%
B	5/31/02	4.62%	10.36%	12.97%
C	5/31/02	4.70%	10.36%	12.96%
I	3/17/98	5.66%	11.46%	13.66%
W	5/01/06	5.71%	11.23%	13.51%

Average Annual

Comparative Benchmark

JPMorgan Emerging Markets Bond Index Global (f)	7.23%	10.11%	10.14%

Average annual with sales charge

A With Initial Sales Charge (4.75%)	0.47%	10.09%	12.93%
B With CDSC (Declining over six years from 4% to 0%) (x)	0.72%	10.09%	12.97%
C With CDSC (1% for 12 months) (x)	3.72%	10.36%	12.96%

Class I and Class W shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global (EMBI Global) – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is

Performance Summary – continued

blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2008 through July 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 through July 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/08	Ending Account Value 7/31/08	Expenses Paid During Period (p) 2/01/08-7/31/08
A	Actual	1.36%	$1,000.00	$996.78	$6.75
	Hypothetical (h)	1.36%	$1,000.00	$1,018.10	$6.82
B	Actual	2.11%	$1,000.00	$993.88	$10.46
	Hypothetical (h)	2.11%	$1,000.00	$1,014.37	$10.57
C	Actual	2.12%	$1,000.00	$993.87	$10.51
	Hypothetical (h)	2.12%	$1,000.00	$1,014.32	$10.62
I	Actual	1.12%	$1,000.00	$998.71	$5.57
	Hypothetical (h)	1.12%	$1,000.00	$1,019.29	$5.62
W	Actual	1.21%	$1,000.00	$998.24	$6.01
	Hypothetical (h)	1.21%	$1,000.00	$1,018.85	$6.07

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.6%
Issuer	Shares/Par		Value ($)

Foreign Bonds - 94.3%
Argentina - 3.8%
Autopistas del Sol S.A., 11.5%, 2017 (z)		$450,000	$225,000
Autopistas del Sol S.A., 11.5%, 2017		132,000	66,000
Republic of Argentina, 7%, 2011		5,441,245	4,681,133
Republic of Argentina, 7%, 2013		2,954,851	2,182,732
Republic of Argentina, 8.28%, 2033		3,982,679	3,086,576
Republic of Argentina, FRN, 3.092%, 2012		7,324,750	5,932,424

			$16,173,865
Brazil - 19.4%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)		$8,298,000	$8,360,235
Braskem S.A., 7.25%, 2018 (z)		545,000	542,275
Brazil Notas do Tesouro Nacional, “B”, 6%, 2015	BRL	3,002,345	1,739,846
Centrais Eletricas Brasileiras S.A., 7.75%, 2015		$4,709,000	4,950,336
Centrais Eletricas Brasileiras S.A., 7.75%, 2015 (n)		261,000	274,375
Dasa Finance Corp., 8.75%, 2018 (z)		500,000	495,000
Federative Republic of Brazil, 6%, 2009	BRL	6,966,776	4,390,439
Federative Republic of Brazil, 10%, 2012	BRL	4,043,000	2,308,899
Federative Republic of Brazil, 6%, 2017 (l)		$25,425,000	25,971,637
Federative Republic of Brazil, 8%, 2018		9,182,000	10,247,112
Federative Republic of Brazil, 8.875%, 2019		882,000	1,091,916
Federative Republic of Brazil, 8.875%, 2024		695,000	879,175
Federative Republic of Brazil, 8.25%, 2034		2,995,000	3,683,850
Federative Republic of Brazil, 7.125%, 2037		2,749,000	3,030,772
Federative Republic of Brazil, 11%, 2040		1,855,000	2,448,600
GTL Trade Finance, Inc., 7.25%, 2017 (z)		564,000	561,634
Independencia International, 9.875%, 2015 (z)		569,000	556,909
ISA Capital do Brasil S.A., 8.8%, 2017		978,000	1,026,900
JPMorgan Chase Bank (Federative Republic of Brazil, CLN II), 6%, 2009 (z)	BRL	1,271,643	801,385
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 6%, 2009 (z)	BRL	3,165,917	1,995,150
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 6%, 2009 (z)	BRL	2,615,399	1,648,216

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Brazil - continued
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	1,874,000	$1,070,214
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	1,672,000	954,855
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	2,645,000	1,510,521
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012 (z)	BRL	1,390,000	793,809
Nota do Tesouro Nacional, 10%, 2010	BRL	3,994,000	2,404,863

			$83,738,923
Chile - 2.6%
Banco De Chile, 6.25%, 2016		$636,000	$641,788
Codelco, Inc., 6.15%, 2036		3,537,000	3,300,704
Corporacion Nacional del Cobre de Chile, 5.5%, 2013		2,103,000	2,129,981
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)		838,000	806,125
Corporacion Nacional del Cobre de Chile, 4.75%, 2014		2,991,000	2,877,231
HQI Transelec Chile S.A., 7.875%, 2011		1,452,000	1,557,254

			$11,313,083
China - 1.0%
Citic Resources Holdings Ltd., 6.75%, 2014		$2,383,000	$2,198,318
Export Import Bank Of China, 5.25%, 2014		994,000	991,054
Export Import Bank Of China, 4.875%, 2015		1,156,000	1,119,750

			$4,309,122
Colombia - 1.9%
EEB International Ltd., 8.75%, 2014 (n)		$1,013,000	$1,073,780
Republic of Colombia, 7.375%, 2017		1,518,000	1,662,210
Republic of Colombia, 7.375%, 2037		4,111,000	4,491,268
TGI International Ltd., 9.5%, 2017 (n)		762,000	813,435

			$8,040,693
Croatia - 0.2%
Republic of Croatia, FRN, 3.937%, 2010		$689,091	$682,200

Ecuador - 0.6%
Republic of Ecuador, 9.375%, 2015		$945,000	$940,275
Republic of Ecuador, 10%, 2030		1,731,000	1,592,520

			$2,532,795

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
El Salvador - 0.4%
Republic of El Salvador, 8.25%, 2032		$324,000	$338,580
Republic of El Salvador, 7.65%, 2035		968,000	946,704
Republic of El Salvador, 7.65%, 2035 (n)		611,000	597,558

			$1,882,842
Gabon - 0.5%
Gabonese Republic, 8.2%, 2017 (n)		$2,053,000	$2,088,927

Guatemala - 0.2%
Republic of Guatemala, 9.25%, 2013		$571,000	$645,230

Indonesia - 4.0%
Majapahit Holding B.V., 7.75%, 2016 (n)		$962,000	$894,660
Majapahit Holding B.V., 7.75%, 2016		895,000	832,350
Republic of Indonesia, 6.875%, 2018 (n)		1,583,000	1,571,128
Republic of Indonesia, 6.875%, 2018		7,718,000	7,660,115
Republic of Indonesia, 7.75%, 2038 (n)		4,054,000	4,018,528
Republic of Indonesia, 7.75%, 2038		861,000	826,547
Sertifikat Bank Indonesia, 0%, 2008	IDR	12,135,000,000	1,329,446

			$17,132,774
Iraq - 0.8%
Republic of Iraq, 5.8%, 2028		$4,795,000	$3,560,288

Israel - 0.2%
Israel Electric Corp. Ltd., 7.25%, 2019 (z)		$867,000	$858,774

Kazakhstan - 1.8%
Intergas Finance B.V., 6.875%, 2011		$702,000	$684,450
Intergas Finance B.V., 6.875%, 2011 (n)		681,000	663,975
KazMunaiGaz Finance B.V., 8.375%, 2013 (l)(z)		4,866,000	4,957,238
KazMunaiGaz Finance B.V., 9.125%, 2018 (l)(z)		1,281,000	1,303,418

			$7,609,081
Lebanon - 0.5%
Lebanese Republic, 8.625%, 2013		$1,270,000	$1,285,875
Lebanese Republic, 8.5%, 2016		1,054,000	1,047,413

			$2,333,288
Macau - 0.2%
Galaxy Entertainment, Inc., 9.875%, 2012		$817,000	$776,150

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Mexico - 12.3%
Axtel S.A. de C.V., 11%, 2013 (l)		$799,000	$844,942
Grupo Televisa S.A., 6%, 2018 (n)		643,000	623,945
Grupo Televisa S.A., 8.5%, 2032		270,000	304,323
Pemex Project Funding Master Trust, 5.75%, 2018 (n)		9,924,000	9,661,014
Pemex Project Funding Master Trust, 5.75%, 2018		7,307,000	7,113,365
Pemex Project Funding Master Trust, 6.625%, 2035 (n)		4,614,000	4,511,112
Pemex Project Funding Master Trust, 6.625%, 2035 (l)		9,422,000	9,211,899
United Mexican States, 5.625%, 2017		6,166,000	6,218,411
United Mexican States, 7.75%, 2017	MXN	16,400,000	1,510,883
United Mexican States, 8.3%, 2031		$4,352,000	5,450,880
United Mexican States, 6.75%, 2034		4,330,000	4,656,915
United Mexican States, 6.05%, 2040		3,012,000	2,891,520

			$52,999,209
Panama - 1.9%
AES Panama S.A., 6.35%, 2016 (n)		$1,126,000	$1,112,901
Newland International Properties Corp., 9.5%, 2014 (n)		1,100,000	957,000
Panama Canal Railway Co., 7%, 2026 (z)		1,264,000	1,112,320
Republic of Panama, 7.25%, 2015		2,606,000	2,807,965
Republic of Panama, 9.375%, 2029		1,759,000	2,301,652

			$8,291,838
Peru - 3.1%
Banco de Credito del Peru, FRN, 6.95%, 2021		$855,000	$842,175
Iirsa Norte Finance Ltd., 8.75%, 2024		116,732	129,865
Iirsa Norte Finance Ltd., 8.75%, 2024 (n)(p)		1,507,013	1,676,552
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)		1,646,902	1,091,072
Republic of Peru, 0%, 2008	PEN	1,300,000	455,527
Republic of Peru, 0%, 2009	PEN	800,000	276,952
Republic of Peru, 0%, 2009	PEN	4,500,000	1,507,076
Republic of Peru, 8.375%, 2016 (l)		$2,396,000	2,815,300
Republic of Peru, 6.55%, 2037		4,261,000	4,414,396
Southern Copper Corp., 7.5%, 2035		368,000	352,607

			$13,561,522
Philippines - 6.2%
National Power Corp., 6.875%, 2016		$1,109,000	$1,070,185
National Power Corp., 6.875%, 2016 (n)		853,000	823,145
National Power Corp., 8.4%, 2016		536,000	554,760
National Power Corp., FRN, 6.888%, 2011		2,966,000	3,086,375
Philippines Long Distance Telephone Co., 11.375%, 2012		983,000	1,164,855
Republic of Philippines, 8%, 2016		5,005,000	5,530,525
Republic of Philippines, 9.375%, 2017		4,469,000	5,373,973

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Philippines - continued
Republic of Philippines, 9.875%, 2019	$1,320,000	$1,654,990
Republic of Philippines, 7.5%, 2024	3,813,000	4,089,443
Republic of Philippines, 10.625%, 2025	591,000	802,992
Republic of Philippines, 7.75%, 2031 (l)	1,672,000	1,830,840
Republic of Philippines, 6.375%, 2032	760,000	734,350

		$26,716,433
Qatar - 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020	$1,293,000	$1,201,973

Russia - 10.9%
Alrosa Finance S.A., 8.875%, 2014	$3,131,000	$3,227,059
Gazprom International S.A., 7.201%, 2020	6,105,745	6,110,019
Mobile TeleSystems Finance S.A., 8.375%, 2010	807,000	822,172
OAO Gazprom, 7.343%, 2013 (z)	1,370,000	1,387,125
RSHB Capital S.A., 7.125%, 2014 (z)	2,645,000	2,607,706
Russian Federation, 3%, 2011	5,900,000	5,644,855
Russian Federation, 11%, 2018	1,873,000	2,626,414
Russian Federation, 7.5%, 2030	15,911,531	17,900,473
Steel Capital S.A., 9.75%, 2013 (l)(z)	1,387,000	1,387,694
TransCapitalInvest Ltd., 7.7%, 2013	2,121,000	2,121,000
TransCapitalInvest Ltd., 5.67%, 2014	1,672,000	1,546,844
TransCapitalInvest Ltd., 8.7%, 2018	808,000	808,000
Vimpel-Communications, 8.375%, 2013 (z)	761,000	745,000

		$46,934,361
Serbia - 0.2%
Republic of Serbia, 3.75% to 2009, 6.75% to 2024	$901,000	$839,336

South Africa - 0.3%
Republic of South Africa, 6.5%, 2014	$1,165,000	$1,202,863

South Korea - 0.3%
Korea Southern Power Co. Ltd., 5.375%, 2013 (z)	$1,380,000	$1,350,324

Trinidad & Tobago - 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	$1,345,000	$1,272,774
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)	697,000	659,571

		$1,932,345

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Turkey - 8.2%
Republic of Turkey, TIPS, 10%, 2012	TRY	2,564,302	$2,158,634
Republic of Turkey, 7.25%, 2015		$7,787,000	8,059,545
Republic of Turkey, 6.75%, 2018		3,684,000	3,651,765
Republic of Turkey, 7%, 2020		2,692,000	2,604,510
Republic of Turkey, 7.375%, 2025		10,636,000	10,596,115
Republic of Turkey, 8%, 2034		2,137,000	2,241,179
Republic of Turkey, 6.875%, 2036		5,039,000	4,629,581
Republic of Turkey, 7.25%, 2038		1,394,000	1,312,103

			$35,253,432
Ukraine - 1.1%
Naftogaz Ukraine, 8.125%, 2009		$2,800,000	$2,499,000
Republic of Ukraine, 6.385%, 2012		2,235,000	2,120,456

			$4,619,456
United Arab Emirates - 0.4%
Taqa Abu Dhabi National Energy Co., 6.6%, 2013 (z)		$1,534,000	$1,550,657

Uruguay - 3.8%
Republic of Uruguay, 9.25%, 2017		$2,815,000	$3,335,775
Republic of Uruguay, 5%, 2018	UYU	27,230,000	1,807,561
Republic of Uruguay, 8%, 2022		$7,736,728	8,200,932
Republic of Uruguay, 7.625%, 2036		2,945,000	2,930,275

			$16,274,543
Venezuela - 6.8%
Petroleos de Venezuela S.A., 5.25%, 2017		$16,053,200	$10,699,458
Republic of Venezuela, 8.5%, 2014		1,813,000	1,667,960
Republic of Venezuela, 5.75%, 2016		1,225,000	927,938
Republic of Venezuela, 7%, 2018		5,597,000	4,326,481
Republic of Venezuela, 9%, 2023		4,774,000	4,053,126
Republic of Venezuela, 7.65%, 2025		10,201,000	7,783,363

			$29,458,326
Total Foreign Bonds			$405,864,653

U.S. Bonds - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017		$390,000	$408,525
Freeport-McMoRan Copper & Gold, Inc., FRN, 5.882%, 2015		1,115,000	1,120,374

			$1,528,899
Total Bonds (Identified Cost, $411,828,139)			$407,393,552

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Amount of Contracts	Value ($)
Put Options Purchased - 0.0%
BRL Currency - August 2008 @ $1.6145 (Premiums Paid, $57,546) (a)	$6,732,465	$20

Issuer	Shares/Par
Short-Term Obligations - 6.2% (y)
BNP Paribas Financial Services LLC, 2.445%, due 8/01/08	$5,000,000	$5,000,000
Deutsche Bank Financial LLC, 2.2%, due 8/01/08	3,132,000	3,132,000
Swedbank AB, 2.47%, due 8/07/08	1,600,000	1,599,341
Wells Fargo & Co., 2.43%, due 8/04/08	17,000,000	16,996,558
Total Short-Term Obligations, at Amortized Cost and Value		$26,727,899

Collateral for Securities Loaned - 1.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	8,011,130	$8,011,130
Total Investments (Identified Cost, $446,624,714) (k)		$442,132,601

Issuer/Expiration Date/Strike Price	Amount of Contracts
Put Options Written - 0.0%
BRL Currency - August 2008 @ $1.657 (Premiums Received, $24,395) (a)	$(6,909,690)	$0

Other Assets, Less Liabilities - (2.7)%		(11,578,062)
Net Assets - 100.0%		$430,554,539

(a)	Non-income producing security.
(k)	As of July 31, 2008, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $405,154,025 and 91.64% of market value. An independent pricing service provided an evaluated bid for 77.48% of the market value.
(l)	All or a portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $42,279,038, representing 9.8% of net assets.
(p)	Payment-in-kind security.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
Autopistas del Sol S.A., 11.5%, 2017	5/16/07	$450,000	$225,000
Braskem S.A., 7.25%, 2018	5/29/08	540,242	542,275
Dasa Finance Corp., 8.75%, 2018	5/21/08	491,870	495,000
GTL Trade Finance, Inc., 7.25%, 2017	5/08/08	578,469	561,634
Independencia International, 9.875%, 2015	5/08/08	561,990	556,909
Israel Electric Corp. Ltd., 7.25%, 2019	5/01/08	865,535	858,774
JPMorgan Chase Bank (Federative Republic of Brazil, CLN II), 6%, 2009	3/20/06	547,414	801,385
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 6%, 2009	5/25/06-6/01/06	1,229,342	1,995,150
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 6%, 2009	6/05/06-6/12/06	1,037,230	1,648,216
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	7/13/06-7/20/06	$744,977	$1,070,214
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	8/31/06-9/05/06	701,011	954,855
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	8/11/06-8/17/06	1,103,279	1,510,521
JPMorgan Chase Bank (Federative Republic of Brazil, CLN), 10%, 2012	9/21/06	569,068	793,809
KazMunaiGaz Finance B.V., 8.375%, 2013	6/24/08-7/29/08	4,899,064	4,957,238
KazMunaiGaz Finance B.V., 9.125%, 2018	6/24/08	1,270,701	1,303,418
Korea Southern Power Co. Ltd., 5.375%, 2013	4/14/08	1,379,821	1,350,324
OAO Gazprom, 7.343%, 2013	4/02/08	1,370,000	1,387,125
Panama Canal Railway Co., 7%, 2026	10/29/07	1,264,000	1,112,320
RSHB Capital S.A., 7.125%, 2014	5/21/08-6/03/08	2,650,225	2,607,706
Steel Capital S.A., 9.75%, 2013	7/21/08	1,387,000	1,387,694
Taqa Abu Dhabi National Energy Co., 6.6%, 2013	7/24/08	1,533,095	1,550,657
Vimpel-Communications, 8.375%, 2013	4/24/08	761,000	745,000
Total Restricted Securities			$28,415,224
% of Net Assets			6.6%

The following abbreviations are used in this report and are defined:

CDI	Interbank Deposit Certificates
CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
TIIE	Interbank Equilibrium Interest Rate
TIPS	Treasury Inflation Protected Security

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AED	Uae Dirham
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
IDR	Indonesian Rupiah
KWD	Kuwaiti Dinar
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso

Derivative Contracts at 7/31/08

Futures Contracts Outstanding at 7/31/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 5 yr (Long)	50	$5,566,797	Sep-08	$(9,550)
U.S. Treasury Note 10 yr (Long)	142	16,305,594	Sep-08	321,222

				$311,672

Forward Foreign Currency Exchange Contracts at 7/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	BRL	2,015,775	8/11/08	$1,275,000	$1,286,462	$11,462
BUY	CLP	649,079,576	8/07/08-8/18/08	1,263,267	1,285,811	22,544
SELL	CLP	649,079,575	8/07/08-8/18/08	1,315,156	1,285,811	29,345
BUY	CNY	14,723,625	8/21/08	2,130,000	2,158,478	28,478
SELL	CNY	14,723,625	8/21/08	2,164,041	2,158,478	5,563
BUY	MXN	8,498,874	8/11/08	831,156	845,787	14,631
SELL	PEN	1,100,000	8/11/08	391,598	391,295	303
BUY	PHP	55,840,545	8/22/08	1,261,933	1,263,043	1,110
BUY	SGD	1,131,714	8/25/08	828,366	828,502	136
BUY	TRY	57,642	8/25/08	47,476	49,124	1,648

						$115,220

Depreciation
BUY	AED	7,452,503	8/27/08	$2,038,491	$2,029,460	$(9,031)
SELL	BRL	17,744,980	8/11/08	10,943,559	11,324,803	(381,244)
BUY	KWD	565,990	9/30/08	2,135,408	2,130,986	(4,422)
SELL	MXN	8,554,464	8/11/08	840,000	851,319	(11,319)
SELL	PEN	5,142,544	8/11/08-8/29/08	1,820,587	1,829,240	(8,653)

						$(414,669)

Portfolio of Investments – continued

Swap Agreements at 7/31/08

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Interest Rate Swaps
1/02/2012	BRL	4,541,000	JPMorgan Chase Bank	CDI (floating rate)	13.35% (fixed rate)	$38,943
1/02/2012	BRL	3,378,000	JPMorgan Chase Bank	CDI (floating rate)	11.93% (fixed rate)	94,650
1/02/2012	BRL	2,263,000	JPMorgan Chase Bank	CDI (floating rate)	12.18% (fixed rate)	54,289
7/13/2018	MXN	12,700,000	Merrill Lynch Capital Services	9.4% (fixed rate)	TIIE (floating rate)	521
						$188,403

At July 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $7,843,844 of securities on loan (identified cost, $446,624,714)	$442,132,601
Cash	2,066,786
Restricted cash	220,400
Foreign currency, at value (identified cost, $34)	34
Receivable for forward foreign currency exchange contracts	115,220
Receivable for daily variation margin on open futures contracts	127,453
Receivable for investments sold	4,921,694
Receivable for fund shares sold	1,376,544
Interest receivable	6,383,655
Swaps, at value	188,403
Other assets	2,318
Total assets		$457,535,108
Liabilities
Distributions payable	$257,074
Payable for forward foreign currency exchange contracts	414,669
Payable for investments purchased	16,772,838
Payable for fund shares reacquired	1,099,232
Collateral for securities loaned, at value	8,011,130
Written options outstanding, at value (premiums received, $24,395)	0
Payable to affiliates
Management fee	17,525
Shareholder servicing costs	166,221
Distribution and service fees	7,615
Administrative services fee	366
Payable for independent trustees’ compensation	1,922
Accrued expenses and other liabilities	231,977
Total liabilities		$26,980,569
Net assets		$430,554,539
Net assets consist of
Paid-in capital	$441,922,588
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,256,580)
Accumulated net realized gain on investments and foreign currency transactions	(6,839,807)
Accumulated distributions in excess of net investment income	(271,662)
Net assets		$430,554,539
Shares of beneficial interest outstanding		32,036,602

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$364,036,929
Shares outstanding	27,096,288
Net asset value per share		$13.43
Offering price per share (100/95.25 × net asset value per share)		$14.10
Class B shares
Net assets	$19,042,422
Shares outstanding	1,412,561
Net asset value and offering price per share		$13.48
Class C shares
Net assets	$29,499,102
Shares outstanding	2,188,748
Net asset value and offering price per share		$13.48
Class I shares
Net assets	$11,037,817
Shares outstanding	822,443
Net asset value, offering price, and redemption price per share		$13.42
Class W shares
Net assets	$6,938,269
Shares outstanding	516,562
Net asset value, offering price, and redemption price per share		$13.43

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest		$29,124,989
Expenses
Management fee	$3,091,916
Distribution and service fees	1,715,361
Shareholder servicing costs	491,980
Administrative services fee	65,905
Independent trustees’ compensation	11,869
Custodian fee	262,384
Shareholder communications	242,956
Auditing fees	56,371
Legal fees	9,750
Miscellaneous	109,308
Total expenses		$6,057,800
Fees paid indirectly	(72,762)
Reduction of expenses by investment adviser and distributor	(350,997)
Net expenses		$5,634,041
Net investment income		$23,490,948
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(4,621,231)
Futures contracts	2,486,492
Swap transactions	325,638
Foreign currency transactions	(398,216)
Net realized gain (loss) on investments and foreign currency transactions		$(2,207,317)
Change in unrealized appreciation (depreciation)
Investments	$(43,256)
Written options	24,395
Futures contracts	(232,724)
Swap transactions	188,366
Translation of assets and liabilities in foreign currencies	(371,258)
Net unrealized gain (loss) on investments and foreign currency translation		$(434,477)
Net realized and unrealized gain (loss) on investments and foreign currency		$(2,641,794)
Change in net assets from operations		$20,849,154

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 7/31
	2008	2007
Change in net assets
From operations
Net investment income	$23,490,948	$16,335,888
Net realized gain (loss) on investments and foreign currency transactions	(2,207,317)	6,428,890
Net unrealized gain (loss) on investments and foreign currency translation	(434,477)	(6,085,319)
Change in net assets from operations	$20,849,154	$16,679,459
Distributions declared to shareholders
From net investment income
Class A	$(21,708,571)	$(13,576,744)
Class B	(1,171,427)	(1,218,082)
Class C	(1,500,680)	(1,314,211)
Class I	(576,006)	(556,432)
Class W	(354,815)	(114,664)
From net realized gain on investments
Class A	(5,121,426)	(2,544,402)
Class B	(328,108)	(285,973)
Class C	(392,189)	(296,017)
Class I	(123,019)	(115,709)
Class W	(77,170)	(1,961)
Total distributions declared to shareholders	$(31,353,411)	$(20,024,195)
Change in net assets from fund share transactions	$60,021,622	$181,484,594
Total change in net assets	$49,517,365	$178,139,858
Net assets
At beginning of period	381,037,174	202,897,316
At end of period (including accumulated distributions in excess of net investment income of $271,662 and $616,299, respectively)	$430,554,539	$381,037,174

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.75	$13.67	$13.90	$12.43	$12.14
Income (loss) from investment operations
Net investment income (d)	$0.80	$0.86	$0.72	$0.83	$0.80
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.30	0.31	1.76	0.77
Total from investment operations	$0.75	$1.16	$1.03	$2.59	$1.57
Less distributions declared to shareholders
From net investment income	$(0.86)	$(0.89)	$(0.81)	$(0.81)	$(0.80)
From net realized gain on investments	(0.21)	(0.19)	(0.45)	(0.31)	(0.48)
Total distributions declared to shareholders	$(1.07)	$(1.08)	$(1.26)	$(1.12)	$(1.28)
Net asset value, end of period	$13.43	$13.75	$13.67	$13.90	$12.43
Total return (%) (r)(s)(t)	5.48	8.56	7.70	21.53	13.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.43	1.55	1.71	1.91
Expenses after expense reductions (f)	1.30	1.33	1.40	1.40	1.41
Net investment income	5.78	6.14	5.25	6.28	6.37
Portfolio turnover	112	125	156	193	228
Net assets at end of period (000 Omitted)	$364,037	$318,682	$155,137	$82,456	$23,690

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.81	$13.71	$13.94	$12.45	$12.17
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.77	$0.63	$0.73	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.31	0.29	1.78	0.74
Total from investment operations	$0.64	$1.08	$0.92	$2.51	$1.46
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.79)	$(0.70)	$(0.71)	$(0.70)
From net realized gain on investments	(0.21)	(0.19)	(0.45)	(0.31)	(0.48)
Total distributions declared to shareholders	$(0.97)	$(0.98)	$(1.15)	$(1.02)	$(1.18)
Net asset value, end of period	$13.48	$13.81	$13.71	$13.94	$12.45
Total return (%) (r)(s)(t)	4.62	7.90	6.90	20.79	12.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.20	2.37	2.56
Expenses after expense reductions (f)	2.05	2.08	2.15	2.16	2.16
Net investment income	5.07	5.44	4.54	5.51	5.63
Portfolio turnover	112	125	156	193	228
Net assets at end of period (000 Omitted)	$19,042	$22,775	$20,511	$16,623	$8,680

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.80	$13.72	$13.95	$12.47	$12.17
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.75	$0.62	$0.73	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)	0.31	0.30	1.77	0.77
Total from investment operations	$0.65	$1.06	$0.92	$2.50	$1.48
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.79)	$(0.70)	$(0.71)	$(0.70)
From net realized gain on investments	(0.21)	(0.19)	(0.45)	(0.31)	(0.48)
Total distributions declared to shareholders	$(0.97)	$(0.98)	$(1.15)	$(1.02)	$(1.18)
Net asset value, end of period	$13.48	$13.80	$13.72	$13.95	$12.47
Total return (%) (r)(s)(t)	4.70	7.75	6.89	20.68	12.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.08	2.19	2.36	2.56
Expenses after expense reductions (f)	2.05	2.08	2.15	2.15	2.16
Net investment income	5.03	5.35	4.47	5.50	5.67
Portfolio turnover	112	125	156	193	228
Net assets at end of period (000 Omitted)	$29,499	$27,060	$21,254	$10,247	$4,235

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.75	$13.65	$13.88	$12.41	$12.12
Income (loss) from investment operations
Net investment income (d)	$0.82	$0.92	$0.76	$0.86	$0.83
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.29	0.30	1.76	0.77
Total from investment operations	$0.77	$1.21	$1.06	$2.62	$1.60
Less distributions declared to shareholders
From net investment income	$(0.89)	$(0.92)	$(0.84)	$(0.84)	$(0.83)
From net realized gain on investments	(0.21)	(0.19)	(0.45)	(0.31)	(0.48)
Total distributions declared to shareholders	$(1.10)	$(1.11)	$(1.29)	$(1.15)	$(1.31)
Net asset value, end of period	$13.42	$13.75	$13.65	$13.88	$12.41
Total return (%) (r)(s)	5.66	8.99	7.97	21.86	13.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.08	1.19	1.37	1.56
Expenses after expense reductions (f)	1.06	1.08	1.15	1.16	1.16
Net investment income	6.02	6.41	5.56	6.46	6.62
Portfolio turnover	112	125	156	193	228
Net assets at end of period (000 Omitted)	$11,038	$8,518	$5,894	$5,295	$3,749

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 7/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$13.74	$13.67	$13.72
Income (loss) from investment operations
Net investment income (d)	$0.81	$0.87	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)	0.30	(0.02	)(g)
Total from investment operations	$0.78	$1.17	$0.14
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.91)	$(0.19)
From net realized gain on investments	(0.21)	(0.19)	—
Total distributions declared to shareholders	$(1.09)	$(1.10)	$(0.19)
Net asset value, end of period	$13.43	$13.74	$13.67
Total return (%) (r)(s)	5.71	8.64	1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.18	1.29	(a)
Expenses after expense reductions (f)	1.16	1.18	1.25	(a)
Net investment income	5.87	6.04	4.72	(a)
Portfolio turnover	112	125	156
Net assets at end of period (000 Omitted)	$6,938	$4,002	$101

Any redemption fees changed by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts

Notes to Financial Statements – continued

are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the

Notes to Financial Statements – continued

fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

Written Option Transactions

	Number or Amount of Contracts	Premiums Received
Outstanding, beginning of period	$—	$—
Options written	6,909,690	24,395
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	$6,909,690	$24,395

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a

Notes to Financial Statements – continued

specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument.

The fund may hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

Notes to Financial Statements – continued

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations typically in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	7/31/08	7/31/07
Ordinary income (including any short-term capital gains)	$28,374,590	$18,117,492
Long-term capital gain	2,978,821	1,906,703
Total distributions	$31,353,411	$20,024,195

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/08
Cost of investments	$448,364,137
Gross appreciation	5,937,837
Gross depreciation	(12,169,373)
Net unrealized appreciation (depreciation)	$(6,231,536)
Undistributed ordinary income	1,803,845
Post-October capital loss deferral	(4,788,508)
Other temporary differences	(2,151,850)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended July 31, 2008, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue through November 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended July 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $45,443 for the year ended July 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.25%	$1,221,271
Class B	0.75%	0.25%	1.00%	1.00%	214,048
Class C	0.75%	0.25%	1.00%	1.00%	274,448
Class W	0.10%	—	0.10%	0.10%	5,594
Total Distribution and Service Fees					$1,715,361

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2008 based on each class’ average daily net assets. 0.10% of the Class A distribution fee is currently being waived under a written waiver arrangement through November 30, 2008. For the year ended July 31, 2008, this waiver amounted to $348,935 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2008, were as follows:

Amount
Class A	$3,968
Class B	51,109
Class C	11,554

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2008, the fee was $144,496, which equated to 0.0351% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $347,484.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended July 31, 2008 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended July 31, 2008, the fee paid by the fund to Tarantino LLC was $2,805 and is included in miscellaneous expense on the

Notes to Financial Statements – continued

Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $2,062, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $495,509,255 and $418,868,854, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,779,634	$148,692,090	15,611,661	$220,167,771
Class B	307,811	4,257,139	504,161	7,165,638
Class C	812,024	11,232,979	907,358	12,901,591
Class I	603,132	8,422,545	331,430	4,668,855
Class W	317,125	4,382,872	300,124	4,262,781
	12,819,726	$176,987,625	17,654,734	$249,166,636
Shares issued to shareholders in reinvestment of distributions
Class A	1,784,762	$24,626,022	986,065	$13,895,861
Class B	81,706	1,132,045	81,658	1,154,399
Class C	80,599	1,115,222	58,956	833,555
Class I	37,123	511,436	35,343	497,231
Class W	26,435	364,088	7,669	108,476
	2,010,625	$27,748,813	1,169,691	$16,489,522
Shares reacquired
Class A	(8,640,700)	$(119,068,438)	(4,775,529)	$(67,317,155)
Class B	(626,621)	(8,659,051)	(432,373)	(6,123,280)
Class C	(664,575)	(9,185,167)	(555,096)	(7,863,598)
Class I	(437,519)	(6,168,208)	(178,779)	(2,528,474)
Class W	(118,194)	(1,633,952)	(23,991)	(339,057)
	(10,487,609)	$(144,714,816)	(5,965,768)	$(84,171,564)

Notes to Financial Statements – continued

	Year ended 7/31/08		Year ended 7/31/07
	Shares	Amount	Shares	Amount
Net change
Class A	3,923,696	$54,249,674	11,822,197	$166,746,477
Class B	(237,104)	(3,269,867)	153,446	2,196,757
Class C	228,048	3,163,034	411,218	5,871,548
Class I	202,736	2,765,773	187,994	2,637,612
Class W	225,366	3,113,008	283,802	4,032,200
	4,342,742	$60,021,622	12,858,657	$181,484,594

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended July 31, 2008, the fund’s commitment fee and interest expense were $1,831 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Debt Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 12, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (June 2007 to March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1.0 billion, which may not be changed without the Trustees’ approval, and to observe an expense limitation for the Fund, and that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation and Class A 12b-1 fee waiver), the Fund’s effective advisory fee rate and the total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective August 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid (currently being waived as described above) by the Fund’s Class A shares, effective March 1, 2009.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,021,557 as capital gain dividends paid during the fiscal year.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2008 and 2007, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2008	2007
MFS Emerging Markets Debt Fund	46,211	45,675
MFS New Endeavor Fund	31,329	31,780
MFS Strategic Value Fund	38,435	38,645

Total	115,975	116,100

For the fiscal years ended July 31, 2008 and 2007, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	9,926	8,624	0	0
To MFS New Endeavor Fund	0	0	6,701	5,508	0	0
To MFS Strategic Value Fund	0	0	8,131	6,890	0	0
Total fees billed by E&Y To above Funds:	0	0	24,758	21,022	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Endeavor Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Value Fund*	0	0	0	0	0	0
Aggregate fees for non-audit services:
	2008		2007
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	271,529		157,496
To MFS New Endeavor Fund, MFS and MFS Related Entities#	268,304		154,380
To MFS Strategic Value Fund, MFS and MFS Related Entities#	269,734		155,762

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1	The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2	The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3	The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h):	The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date: September 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: September 12, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 12, 2008

*	Print name and title of each signing officer under his or her signature.